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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                     Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2013 through April 30, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                  Pioneer Diversified
                  High Income Trust

--------------------------------------------------------------------------------
                  Annual Report | April 30, 2014
--------------------------------------------------------------------------------

                  Ticker Symbol:  HNW

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         45

Financial Highlights                                                         49

Notes to Financial Statements                                                51

Report of Independent Registered Public Accounting Firm                      64

Approval of Investment Advisory Agreement                                    66

Trustees, Officers and Service Providers                                     70

               Pioneer Diversified High Income Trust | Annual Report | 4/30/14 1

President's Letter

Dear Shareowner,

A few months into 2014, we still expect U.S. economic growth for the year to be in the 2.5% to 3% range, despite some weaker economic data releases during the winter months driven in large part by harsh weather across much of the continental U.S. While unemployment remains high, employment has been rising steadily. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only moderately, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global growth in 2014, further supporting the U.S. economy. In addition, we feel that continuing slack in labor markets and capacity utilization offer the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve System (the Fed) has begun scaling back its QE (quantitative easing) program, but short-term interest rates remain near zero, and while Fed Chair Janet Yellen has suggested that rates may be raised roughly six months after the QE program is fully tapered, that would still place the potential rate hike sometime in 2015.

There are certainly risks and uncertainties still facing the global economy as 2014 moves along. The European economy, while improving, remains weak, the Japanese economy faced a tax hike this spring, and a number of emerging market countries are experiencing difficulties. There are also geopolitical worries abroad, such as Russia's aggressive move against the Ukraine, and more potential political fights at home, especially during a mid-term election year. While most of the widely recognized risks we have outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

*   Dividends are not guaranteed.

2 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/14 3

Portfolio Management Discussion | 4/30/14

Despite bouts of volatility, particularly in the late spring and summer of 2013, most credit-sensitive sectors generated solid, positive returns over the 12-month period ended April 30, 2014. In the following interview, Andrew Feltus, Charles Melchreit and Jonathan Sharkey discuss the factors that affected the performance of Pioneer Diversified High Income Trust during the 12-month period. Mr. Feltus, a senior vice president and portfolio manager at Pioneer, Mr. Melchreit, a senior vice president and portfolio manager at Pioneer, and Mr. Sharkey, a senior vice president and portfolio manager at Pioneer, all are members of Pioneer's Fixed-Income Team and are responsible for the day-to-day management of the Trust.

Q   How did the Trust perform during the 12-month period ended April 30, 2014?

A Pioneer Diversified High Income Trust returned 8.47% at net asset value and 7.12% at market price during the 12-month period ended April 30, 2014. During the same 12-month period, the Trust's custom benchmark returned 5.32% at net asset value. The custom benchmark is based on equal weightings of the Bank of America Merrill Lynch (BofA ML) Global High Yield and Emerging Markets Plus (GHY and EMP) Index, which returned 6.13% at net asset value during the 12-month period, and the Credit Suisse (CS) Leveraged Loan Index, which returned 4.50% at net asset value. Unlike the Trust, the custom benchmark does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the same 12-month period, the average return (at market price) of the 33 closed-end funds in Lipper's High Current Yield Closed End Funds category (which may or may not be leveraged) was 4.93%, and the average return (at market price) of the 20 closed-end funds in Lipper's Loan Participation Closed End Funds category (which may or may not be leveraged) was -4.20%.

    The shares of the Trust were selling at a 4.1% premium to net asset value at the end of the period on April 30, 2014.

    On April 30, 2014, the 30-day SEC yield on the Trust's shares was 7.03%*.

Q How would you describe the investment environment for fixed-income assets during the 12-month period ended April 30, 2014?

A The backdrop for investing in high-yield bonds and other credit-sensitive securities was challenging during the first part of the Trust's fiscal year, particularly during the spring and early summer of 2013. The most

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Diversified High Income Trust | Annual Report | 4/30/14 immediate cause of volatility in the bond markets was investors' reaction in May 2013 to then-U.S. Federal Reserve System (Fed) Chair Ben Bernanke's suggestion that the Fed might begin tapering its quantitative easing (QE) bond-buying program, which had been a key part of the Fed's accommodative monetary policies that had helped to keep interest rates low and provided a measure of support to overall economic growth. The suggestion raised fears of rising interest rates, which became a self-fulfilling prophecy and led to a sell-off of the fixed-income markets in the second calendar quarter of 2013. Investors also began to worry about the vitality of the domestic economic recovery as new-job creation continued to be weak and corporate profit gains appeared to slow. In that environment, fixed-income investments in general produced lackluster returns, with credit-sensitive securities particularly hard hit on worries about potentially slowing economic growth.

    At the same time, Mr. Bernanke's comments had a significant impact on emerging markets, causing a flight of capital out of those developing economies that were less financially liquid and most dependent on the flow of money from the United States. Emerging markets such as India, Indonesia and, to a lesser extent, the Philippines, were especially hurt by the outflows. However, even more liquid emerging markets, like Mexico, were affected. Commodity-producing emerging markets also felt the effects of slowing growth trends in China as that nation began transitioning to a more consumer-driven economy less dependent on giant infrastructure and building projects.

    Heading into the fall of 2013, the market for credit-sensitive securities recovered as more evidence accumulated that the U.S. economy was gathering strength. Improving employment and housing trends were some of the encouraging economic signs, and inflation, meanwhile, remained in check. Investors also began to anticipate that any monetary tightening by the Fed - based on follow-up statements made by Mr. Bernanke after his "tapering" comments in May 2013 - would be done gradually and in response to new evidence of economic strengthening. Moreover, the transition of leadership at the Fed in early 2014 from Mr. Bernanke to new Chair Janet Yellen appeared to signal confirmation of a gradual evolution of monetary policy rather than an abrupt change. The Fed ended up delaying its official announcement regarding the tapering of QE until December of 2013, and began reducing its monthly bond purchases in 2014, with the eventual goal being to fully conclude the QE program by the end of the current calendar year.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/14 5

    Meanwhile, worries about the economic consequences of partisan political wrangling in Washington abated as a late-2013 bipartisan agreement establishing top-line Federal spending levels for the next two fiscal years seemed to, temporarily at least, put an end to the constant bickering between Democrats and Republicans over the nation's fiscal course, and that news also buoyed market sentiment. In addition, investors were encouraged that fiscal policy would be less of a factor holding back the economy's growth potential, as spending cuts at the Federal level ("sequestration") were slated to be eased as part of the bipartisan budget agreement. Finally, the threat that American military forces might be drawn into battle over control of Syria also declined over the second half of the Trust's fiscal year, although new worries emerged very late in the period over Russia's aggressive moves against the Ukraine.

    As the markets grew calmer during the second half of the 12-month period, high-yield and investment-grade corporate bonds as well as most other credit-sensitive securities tended to perform well, while U.S. Treasuries and government agency debt came under pressure when market interest rates for most maturities increased. Yield spreads (the differences in yields between credit-sensitive debt and Treasuries of similar maturity) tightened and the credit sectors outperformed Treasuries. Floating-rate securities, including bank loans and insurance-linked (catastrophe) securities sponsored by insurance companies, tended to hold up relatively well during the period as the prospect of higher future interest rates garnered additional investor interest. Bank loans, in particular, performed well during the summer of 2013. The performance of insurance-linked securities, meanwhile, benefited from a relatively mild hurricane season in 2013.

Q How did you position the Trust's portfolio during the 12-month period ended April 30, 2014, and how did the positioning affect the Trust's performance?

A Consistent with our long-term investment strategy, we kept the Trust's portfolio well diversified** during the period, with an emphasis on the credit sectors, especially high-yield bonds. The positioning helped the Trust's performance significantly, as high-yield bonds in particular snapped back to outperform other similar asset classes late in 2013 and into 2014. Insurance-linked securities, as noted previously, also fared well, helped by both the benign storm season and an inflow of investor capital into the asset class. Floating-rate bank loans performed positively overall while adding stability to the Trust's portfolio during the highly volatile period in mid-2013, although those securities underperformed high-yield and

**  Diversification does not assure a profit nor prevent loss.

6 Pioneer Diversified High Income Trust | Annual Report | 4/30/14 insurance-linked securities over the full 12-month period. Emerging markets bonds - both sovereigns and corporates - recovered very well after problems early in the period and ended up producing positive performance over the full 12 months. Those securities, however, also lagged the returns produced by domestic high-yield corporates. The Trust's currency positioning exerted a slight drag on results, as part of the portfolio's exposure to emerging markets currencies was unhedged and was, therefore, negatively affected by declining performance of emerging markets currencies.

    At the end of the period, on April 30, 2014, U.S. high-yield corporate bonds represented the largest position in the Trust's total investment portfolio. Insurance-linked securities represented the next-highest allocation. Other significant allocations in the Trust's portfolio at period end included floating-rate bank loans, and emerging markets debt.

Q Which individual investments had notable effects on the Trust's performance during the 12-month period ended April 30, 2014?

A Securities that made significant positive contributions to the Trust's returns during the 12-month period included portfolio positions in a U.S. high-yield bond issued by Pegasus Solutions, an information technology company that operates an electronic reservations and processing system for the hotel and hospitality industry; and an insurance-linked security issued by Residential Re. Among the more disappointing holdings in the portfolio during the period were high-yield bonds issued by Codere, a Spanish casino company, and by NII Holdings, which operates a wireless telecommunication services company in Latin America.

Q Did the use of derivatives affect the Trust's performance during the 12-month period ended April 30, 2014?

A We did use currency forward contracts to reduce the potential risks to the Trust's portfolio created by volatility in the relative values of different currencies. The tactic had a slight negative influence on the Trust's performance during the 12-month period.

Q How did the level of leverage in the Trust change during the 12-month period ended April 30, 2014?

A During the period, the value of securities held by the Trust decreased. As a result, the dollar amount of leverage employed by the Trust was reduced from $69 million to $67 million in order to meet asset coverage requirements for its borrowings (see Note 7). The percentage of the Trust's total managed assets financed by leverage at the end of the 12-month period (28.7%) was the same as at the beginning of the period.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/14 7

Q   What is your investment outlook?

A We retain a positive view on the economic growth outlook in general, and that should continue to support healthy corporate earnings as well as the performance of credit-sensitive securities, especially corporate high-yield bonds. In an expanding economy, the default rates for high-yield bonds should remain low by historical standards, which should support their prices. However, price appreciation has caused the yield advantages of high-yield bonds over other fixed-income assets to tighten, and so we think most of the future returns from this asset class are likely to derive from their higher yields rather than from any further significant price increases.

    It is significant to point out that the Trust retains a sizable allocation to floating-rate securities, notably insurance-linked securities and bank loans. We believe the floating-rate characteristics of such securities should help them to perform well if market interest rates rise sooner than expected, or if the Fed does in fact begin increasing short-term rates, which is a real possibility sometime in 2015.

    Looking ahead, we intend to keep the Trust's portfolio well diversified across the various fixed-income sectors in an attempt to take advantage of opportunities in different areas of the market, including in high-yield corporate bonds, emerging markets debt, insurance-linked securities and floating-rate bank loans.

8 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

    Please refer to the Schedule of Investments on pages 13-44 for a full listing of Trust securities.

    Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

    When interest rates rise, the prices of debt securities in the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities in the Trust generally will rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

    The Trust may invest a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price reflective of their value at the times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

    The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for shareholders.

    Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus and in shareowner reports issued from time to time.

    These risks may increase share price volatility.

    Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

    Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/14 9

Portfolio Summary | 4/30/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                 72.9%
Senior Secured Floating Rate Loan Interests                             15.8%
Preferred Stocks                                                         3.7%
Collateralized Mortgage Obligations                                      1.8%
Convertible Bonds & Notes                                                1.8%
Asset Backed Securities                                                  1.5%
Sovereign Debt Obligations                                               1.3%
Common Stocks                                                            0.6%
Convertible Preferred Stocks                                             0.3%
Comercial Mortgage-Backed Securities                                     0.3%
Right/Warrant                                                            0.0%*
* Amount is less than                                                    0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings (S&P))

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

A                                                                          0.3%
BBB                                                                        3.6%
BB                                                                        17.9%
B                                                                         45.7%
CCC                                                                       13.9%
CC                                                                         0.7%
D                                                                          0.2%
NR                                                                        17.7%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1. Fixed Income Trust Series 2013-A, 0.00%, 10/15/97 (144A)             1.55%
--------------------------------------------------------------------------------
  2. Altair Re II, Ltd., 0.00%                                            1.11
--------------------------------------------------------------------------------
  3. Lion I Re, Ltd., 1.722%, 4/28/17 (144A)                              0.90
--------------------------------------------------------------------------------
  4. Kane SAC, Ltd., 0.00%, 7/18/16                                       0.89
--------------------------------------------------------------------------------
  5. Queen Street IV Capital, Ltd., 7.52%, 4/9/15 (144A)                  0.89
--------------------------------------------------------------------------------
  6. Kizuna II Re, Ltd., 2.27%, 4/6/18 (144A)                             0.88
--------------------------------------------------------------------------------
  7. Gator Re, Ltd., 6.52%, 1/9/17 (144A)                                 0.87
--------------------------------------------------------------------------------
  8. Kane SAC, Ltd., 0.00%, 7/7/16                                        0.86
--------------------------------------------------------------------------------
  9. AMC Entertainment, Inc., 9.75%, 12/1/20                              0.85
--------------------------------------------------------------------------------
 10. Townsquare Radio LLC / Townsquare Radio, Inc., 9%, 4/1/19 (144A)     0.79
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

Prices and Distributions | 4/30/14

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     4/30/14                  4/30/13
--------------------------------------------------------------------------------
       Market Value                  $20.85                    $21.82
--------------------------------------------------------------------------------
         Premium                        4.1%                      5.4%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     4/30/14                  4/30/13
--------------------------------------------------------------------------------
      Net Asset Value                $20.03                    $20.70
--------------------------------------------------------------------------------

Distributions per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net Investment       Short-Term         Long-Term
                                Income          Capital Gains      Capital Gains
--------------------------------------------------------------------------------
5/1/13 - 4/30/14                $2.29               $  --              $  --
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 11

Performance Update | 4/30/14

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Trust during the periods shown, compared to that of the combined (50%/50%) Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index (BofA ML Global HY and EMP Index) and the Credit Suisse (CS) Leveraged Loan Index.

Average Annual Total Returns
(As of April 30, 2014)
--------------------------------------------------------------------------------
                                            50% BofA ML
                                            Global HY and
                          Net               EMP Index;
                          Asset             50% CS
                          Value    Market   Leveraged
Period                    (NAV)    Price    Loan Index (NAV)
--------------------------------------------------------------------------------
Life-of-Trust
(5/30/07)                  9.20%    9.10%    6.50%
5 Years                   19.39    21.61    12.93
1 Year                     8.47     7.12     5.32
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Market Value of $10,000 Investment

                   Pioneer Diversified   50% BofA ML Global HY and EMP Index
                   High Income Trust     50% CS Leveraged Loan Index
5/31/2007                                $  10,000
4/30/2008                                $   9,879
4/30/2009                                $   8,422
4/30/2010                                $  11,487
4/30/2011                                $  12,708
4/30/2012                                $  13,210
4/30/2013                                $  14,786
4/30/2014                                $  15,587

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes bank borrowing, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

The BofA ML Global High Yield and Emerging Markets Plus Index is an unmanaged index that tracks the performance of the below-and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The CS Leveraged Loan Index is unmanaged and is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. The
CS Leveraged Loan Index consists of tradable term loans with at least one year to maturity and rated BBB or lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in an index.

12 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

Schedule of Investments | 4/30/14

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- 2.0%
                                    of Net Assets
        786,688(a)      CCC-/Caa3   Aircraft Finance Trust, Series 1999-1A,
                                    Class A1, 0.632%, 5/15/24 (144A)                      $        334,342
        100,000             BB/NR   CarNow Auto Receivables Trust, Series
                                    2012-1A, Class D, 6.9%, 11/15/16 (144A)                        100,844
         81,268           BB+/Ba2   Continental Airlines Pass Through Trust,
                                    Series 1998-1, Class B, 6.748%, 3/15/17                         86,144
        250,000           BBB/Ba2   Delta Air Lines Pass Through Trust, Series
                                    2010-1, Class B, 6.375%, 1/2/16 (144A)                         268,125
        290,000(b)          NR/NR   GMAT Trust, Series 2013-1A, Class M,
                                    5.0%, 11/25/43 (144A)                                          277,717
         69,838(a)        B-/Caa1   GSAMP Trust, Series 2006-HE8, Class A2B,
                                    0.282%, 1/25/37                                                 66,918
        895,869             NR/NR   Monty Parent Issuer LLC, Series 2013-LTR,
                                    4.25%, 11/20/28                                                897,308
        940,000            NR/Ba2   Nations Equipment Finance Funding I LLC,
                                    Series 2013-1A, Class C, 5.5%, 5/20/21 (144A)                  952,408
        120,508             BB/NR   Westgate Resorts LLC, Series 2012-2A, Class C,
                                    9.0%, 1/20/25 (144A)                                           124,462
        307,320             NR/NR   Westgate Resorts LLC, Series 2012-BA, Class A,
                                    9.5%, 2/20/25 (144A)                                           312,852
----------------------------------------------------------------------------------------------------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $3,411,010)                                     $      3,421,120
----------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE
                                    OBLIGATIONS -- 2.6% of Net Assets
        275,000(c)          NR/NR   CAM Mortgage Trust, Series 2014-1,
                                    Class M, 5.5%, 12/15/53 (144A)                        $        274,409
        644,376(a)       CCC/Caa2   Carrington Mortgage Loan Trust, Series
                                    2007-FRE1, Class A2, 0.352%, 2/25/37                           581,867
        200,000(b)          B-/B3   Credit Suisse First Boston Mortgage
                                    Securities Corp., Series 2004-C4, Class E,
                                    5.135%, 10/15/39 (144A)                                        179,693
        101,389             NR/NR   Extended Stay America Trust, Series 2013-ESHM,
                                    Class M, 7.625%, 12/5/19 (144A)                                101,603
        117,844            B-/Ba3   Global Mortgage Securitization, Ltd., Series
                                    2004-A, Class B1, 5.25%, 11/25/32 (144A)                       113,244
        196,671          CCC/Caa3   Global Mortgage Securitization, Ltd., Series
                                    2005-A, Class B3, 5.25%, 4/25/32                               153,278
        375,000(a)         NR/Ba2   GS Mortgage Securities Corp. II, Series 2013-KYO,
                                    Class E, 3.753%, 11/8/29 (144A)                                378,462
        203,797             NR/NR   Homeowner Assistance Program Reverse
                                    Mortgage Loan Trust, Series 2013-RM1,
                                    Class A, 4.0%, 5/26/53 (144A)                                  199,415
        780,863(a)          B/Ba3   Impac CMB Trust, Series 2004-9, Class 1A1,
                                    0.912%, 1/25/35                                                703,967

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 13

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE
                                    OBLIGATIONS -- (continued)
        150,000              B/B3   JPMorgan Chase Commercial Mortgage Securities
                                    Trust, Series 2006-CB16, Class AJ,
                                    5.623%, 5/12/45                                       $       152,158
        150,000(a)          BB/NR   JPMorgan Chase Commercial Mortgage Securities
                                    Trust, Series 2013-FL3, Class E, 3.11%,
                                    4/15/28 (144A)                                                 149,987
        300,000(b)          NR/B1   LB-UBS Commercial Mortgage Trust, Series 2005-
                                    C2, Class C, 5.388%, 4/15/40                                   303,834
        556,571(b)          BB/NR   LB-UBS Commercial Mortgage Trust, Series 2006-
                                    C1, Class AJ, 5.276%, 2/15/41                                  570,378
        400,000(b)          B-/B1   Wachovia Bank Commercial Mortgage Trust,
                                    Series 2007-C34, Class AJ, 6.164%, 5/15/46            $        415,970
----------------------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED MORTGAGE
                                    OBLIGATIONS
                                    (Cost $4,235,552)                                     $      4,278,265
----------------------------------------------------------------------------------------------------------
                                    COMMERCIAL MORTGAGE-BACKED
                                    SECURITIES -- 0.4% of Net Assets
        150,000(b)         NR/Ba1   Bear Stearns Commercial Mortgage Securities
                                    Trust, Series 2005-PWR7, Class B,
                                    5.214%, 2/11/41                                       $        151,588
        250,000(b)        NR/Baa3   COMM 2012-CCRE2 Mortgage Trust, Series
                                    2012-CR2, Class E, 5.02%, 8/15/45 (144A)                       245,580
        200,000(a)         BB-/NR   COMM 2013-FL3 Mortgage Trust, Series
                                    2013-FL3, Class RGC2, 4.5%, 10/13/28 (144A)                    200,297
        150,600(a)         NR/Ba1   JPMorgan Chase Commercial Mortgage
                                    Securities Corp., Series 2006-FL2A, Class G,
                                    0.512%, 11/15/18 (144A)                                        145,329
----------------------------------------------------------------------------------------------------------
                                    TOTAL COMMERCIAL MORTGAGE-BACKED
                                    SECURITIES
                                    (Cost $688,952)                                       $        742,794
----------------------------------------------------------------------------------------------------------
                                    SENIOR SECURED FLOATING RATE LOAN
                                    INTERESTS -- 21.8% of Net Assets*(a)
                                    AUTOMOBILES & COMPONENTS -- 2.4%
                                    Auto Parts & Equipment -- 1.2%
        118,388          BBB-/Ba1   Federal-Mogul Corp., Tranche B Term Loan,
                                    4.0%, 4/3/18                                          $        117,925
         69,485              B/B1   Federal-Mogul Corp., Tranche C Term Loan,
                                    4.75%, 4/2/21                                                   69,051
        243,245             B+/B1   MetalDyne LLC, USD Term Loan, 4.25%, 12/18/18                  244,036
        280,034             B+/B1   TI Group Automotive Systems LLC, Additional
                                    Term Loan, 5.5%, 3/28/19                                       281,697
        210,253            BB/Ba2   Tomkins LLC, Term Loan B-2, 3.75%, 9/29/16                     210,450
        970,231             B+/B2   Tower Automotive Holdings USA, LLC,
                                    Refinancing Term Loan, 4.0%, 4/23/20                           968,411

The accompanying notes are an integral part of these financial statements.

14 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    Auto Parts & Equipment -- (continued)
        140,288             B/Ba3   UCI International, Inc., (United Components),
                                    Term Loan, 5.5%, 7/26/17                              $        140,901
                                                                                          ----------------
                                                                                          $      2,032,471
----------------------------------------------------------------------------------------------------------
                                    Automobile Manufacturers -- 0.9%
      1,458,750           BB+/Ba1   Chrysler Group LLC, Term Loan B,
                                    3.5%, 5/24/17                                         $      1,458,750
----------------------------------------------------------------------------------------------------------
                                    Tires & Rubber -- 0.3%
        575,000            BB/Ba1   Goodyear Tire & Rubber Co., Second Lien Term
                                    Loan, 4.75%, 4/30/19                                  $        576,797
                                                                                          ----------------
                                    Total Automobiles & Components                        $      4,068,018
----------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 2.5%
                                    Aerospace & Defense -- 1.2%
        824,732             B-/B3   DAE Aviation Holdings, Inc., Tranche B-1 Loan,
                                    5.0%, 11/2/18                                         $        837,103
        373,879              B/B2   DAE Aviation Holdings, Inc., Tranche B-2 Loan,
                                    5.0%, 11/2/18                                                  379,604
        180,593           B-/Caa1   Hunter Defense Technologies, Inc., Term Loan,
                                    3.49%, 8/22/14                                                 171,563
        320,357              B/B3   TASC, Inc., New Tranche B Term Loan,
                                    4.5%, 12/18/15                                                 315,284
        320,000             NR/NR   WP CPP Holdings LLC, Second Lien Term
                                    Loan B-1, 8.75%, 4/30/21                                       325,067
                                                                                          ----------------
                                                                                          $      2,028,621
----------------------------------------------------------------------------------------------------------
                                    Construction & Farm Machinery &
                                    Heavy Trucks -- 0.5%
        390,000             B/Ba3   Navistar, Inc., Tranche B, Term Loan, 5.75%,
                                    8/17/17                                               $        395,687
        456,158             B+/B2   Waupaca Foundry, Inc., Term Loan, 4.0%,
                                    6/29/17                                                        456,158
                                                                                          ----------------
                                                                                          $        851,845
----------------------------------------------------------------------------------------------------------
                                    Electrical Components & Equipment -- 0.4%
        556,525           BB+/Ba2   WireCo WorldGroup, Inc., Term Loan, 6.0%,
                                    2/15/17                                               $        561,047
----------------------------------------------------------------------------------------------------------
                                    Trading Companies & Distributors -- 0.4%
        409,912           BBB/Ba2   AWAS Finance Luxembourg 2012 SA, Term
                                    Loan, 3.5%, 7/16/18                                   $        410,937
        284,593            B+/Ba3   WESCO Distribution, Inc., Tranche B-1 Loan,
                                    3.75%, 12/12/19                                                284,591
                                                                                          ----------------
                                                                                          $        695,528
                                                                                          ----------------
                                    Total Capital Goods                                   $      4,137,041
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 15

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    COMMERCIAL & PROFESSIONAL
                                    SERVICES -- 0.2%
                                    Commercial Printing -- 0.1%
        121,556           NR/Caa3   Cenveo Corp., Term Loan B, 6.25%, 2/13/17             $        121,859
----------------------------------------------------------------------------------------------------------
                                    Security & Alarm Services -- 0.1%
        204,266             B+/B1   Protection One, Inc., 2012 Term Loan, 4.25%,
                                    3/21/19                                               $        204,181
                                                                                          ----------------
                                    Total Commercial & Professional Services              $        326,040
----------------------------------------------------------------------------------------------------------
                                    CONSUMER DISCRETIONARY -- 1.1%
                                    Automobiles & Components -- 0.4%
        695,625             B+/B2   CWGS Group LLC, Term Loan, 5.75%, 2/20/20             $        700,842
----------------------------------------------------------------------------------------------------------
                                    Education Services -- 0.6%
        947,625             B+/B2   McGraw-Hill School Education Holdings LLC,
                                    Term B Loan, 6.25%, 12/18/19                          $        956,114
----------------------------------------------------------------------------------------------------------
                                    Publishing -- 0.1%
        175,500             B-/B3   Lee Enterprises, Inc., First Lien Term Loan,
                                    7.25%, 3/21/19                                        $        176,816
                                                                                          ----------------
                                    Total Consumer Discretionary                          $      1,833,772
----------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.1%
                                    Textiles -- 0.1%
        109,444             NR/NR   Klockner Pentaplast of America, Inc.,
                                    Term Loan B-1, 4.75%, 12/21/16                        $        110,493
                                                                                          ----------------
                                    Total Consumer Durables & Apparel                     $        110,493
----------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 1.1%
                                    Hotels, Resorts & Cruise Lines -- 0.5%
        735,271            BB-/B2   Seven Sea Cruises S. DE R.L., Term B2
                                    Loan, 3.75%, 12/21/18                                 $        733,433
----------------------------------------------------------------------------------------------------------
                                    Restaurants -- 0.6%
        515,892            B+/Ba3   Landry's, Inc., (fka Landry's Restaurants, Inc.),
                                    Term Loan B, 4.0%, 4/24/18                            $        517,021
        543,900             B/Ba3   NPC International, Inc., Term Loan,
                                    4.0%, 12/28/18                                                 544,580
                                                                                          ----------------
                                                                                          $      1,061,601
                                                                                          ----------------
                                    Total Consumer Services                               $      1,795,034
----------------------------------------------------------------------------------------------------------
                                    CONSUMER STAPLES -- 0.1%
                                    Personal Products -- 0.1%
        100,000         CCC+/Caa2   Altrium Innovations, Inc., Second Lien Term Loan,
                                    7.75%, 7/29/21                                        $        100,562
                                                                                          ----------------
                                    Total Consumer Staples                                $        100,562
----------------------------------------------------------------------------------------------------------
                                    ENERGY -- 1.0%
                                    Coal & Consumable Fuels -- 0.2%
        352,500             NR/NR   PT Bumi Resources Tbk, Term Loan,
                                    18.153%, 8/15/14                                      $        288,610
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 0.8%
        685,000             B-/B2   Fieldwood Energy LLC, Closing Date Second
                                    Lien Term Loan, 8.375%, 9/30/20                       $        708,290
        650,000           CCC+/B3   Samson Investment Co., Second Lien Term
                                    Loan, 5.0%, 9/25/18                                            651,422
                                                                                          ----------------
                                                                                          $      1,359,712
                                                                                          ----------------
                                    Total Energy                                          $      1,648,322
----------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 0.7%
                                    Packaged Foods & Meats -- 0.7%
        153,871              B/B2   Del Monte Corp., Initial Term Loan, 3.5%,
                                    2/21/20                                               $        152,832
        940,000             B-/NR   New HB Acquisition LLC, Term B Loan, 6.75%,
                                    4/9/20                                                         977,600
                                                                                          ----------------
                                    Total Food, Beverage & Tobacco                        $      1,130,432
----------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 3.6%
                                    Health Care Equipment & Services -- 0.4%
        366,000         CCC+/Caa2   Accellent, Inc., Initial Second Lien Term Loan,
                                    7.5%, 2/21/22                                         $        365,085
        239,528           BB-/Ba3   Kinetic Concepts, Inc., Dollar E-1 Term Loan,
                                    4.0%, 5/4/18                                                   239,870
                                                                                          ----------------
                                                                                          $        604,955
----------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 0.9%
        713,685            BB/Ba2   CHS/Community Health Systems, Inc., Term B
                                    Loan, 4.25%, 1/27/21                                  $        716,805
        267,771            BB/Ba2   CHS/Community Health Systems, Inc., Term D
                                    Loan, 3.483%, 1/25/17                                          268,321
         82,166            BB/Ba3   HCA, Inc., Tranche B-4 Term Loan, 2.984%,
                                    5/1/18                                                          82,174
        197,050             BB/NR   HCA, Inc., Tranche B-5 Term Loan, 2.9%, 3/31/17                197,085
        321,756             B+/B1   Kindred Healthcare, Inc., Incremental Term Loan,
                                    4.0%, 3/26/21                                                  319,745
                                                                                          ----------------
                                                                                          $      1,584,130
----------------------------------------------------------------------------------------------------------
                                    Health Care Services -- 1.9%
        377,708             B+/B3   AccentCare, Inc., Term Loan, 6.5%, 12/22/16           $        236,068
        208,835              B/B2   Bioscrip, Inc., Delayed Term Loan, 6.5%, 7/31/20               210,314
        348,058              B/B2   Bioscrip, Inc., Initial Term B Loan, 6.5%, 7/31/20             350,233
        718,000              B/B2   Gentiva Health Services, Inc., Initial Term Loan B,
                                    6.5%, 10/18/19                                                 711,493
        341,123             B-/B2   Inventiv Health, Inc., Consolidated Term Loan,
                                    7.5%, 8/4/16                                                   342,402
        205,000              B/B1   National Mentor Holdings, Inc., Tranche B Term
                                    Loan, 4.75%, 1/31/21                                           205,641
        461,513              B/NR   Surgical Care Affiliates LLC, Class C Term Loan,
                                    4.0%, 6/29/18                                                  462,378

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 17

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    Health Care Services -- (continued)
        283,225              B/B2   Valitas Health Services, Inc., Term Loan B,
                                    6.0%, 6/2/17                                          $        276,499
        486,250(d)          NR/B3   Virtual Radiologic Corp., Term Loan B, 7.25%,
                                    12/22/16                                                       296,613
                                                                                          ----------------
                                                                                          $      3,091,641
----------------------------------------------------------------------------------------------------------
                                    Health Care Supplies -- 0.1%
        237,675             B+/NR   Alere, Inc., Term Loan B, 5.5%, 6/30/17               $        237,853
----------------------------------------------------------------------------------------------------------
                                    Health Care Technology -- 0.3%
        240,653           BB-/Ba3   IMS Health, Inc., Tranche B-1 Dollar Term Loan,
                                    3.5%, 3/5/21                                          $        239,788
        342,486          CCC/Caa3   Medical Card System, Inc., Term Loan,
                                    0.0%, 9/17/15                                                  329,643
                                                                                          ----------------
                                                                                          $        569,431
                                                                                          ----------------
                                    Total Health Care Equipment & Services                $      6,088,010
----------------------------------------------------------------------------------------------------------
                                    HOUSEHOLD & PERSONAL PRODUCTS -- 0.8%
                                    Household Products -- 0.4%
        418,985            BB-/B1   SRAM LLC, First Lien Term Loan, 4.0%, 4/10/20         $        415,318
        214,904             B-/B2   Wash MultiFamily Laundry Systems LLC, U.S.
                                    Term Loan, 4.5%, 2/21/19                                       214,366
                                                                                          ----------------
                                                                                          $        629,684
----------------------------------------------------------------------------------------------------------
                                    Personal Products -- 0.2%
        215,357            BB-/NR   NBTY, Inc., B-2 Term Loan, 3.5%, 10/1/17              $        215,492
        208,828            NR/Ba2   Revlon Consumer Products Corp., Replacement
                                    Term Loan, 3.25%, 11/20/17                                     208,741
                                                                                          ----------------
                                                                                          $        424,233
----------------------------------------------------------------------------------------------------------
                                    Security & Alarm Services -- 0.2%
        269,522             B/Ba3   Monitronics International, Inc., 2013 Term
                                    Loan B, 4.25%, 3/23/18                                $        270,112
                                                                                          ----------------
                                    Total Household & Personal Products                   $      1,324,029
----------------------------------------------------------------------------------------------------------
                                    INDUSTRIALS -- 0.2%
                                    Industrial Conglomerates -- 0.2%
        355,000           B-/Caa1   Filtration Group Co., Initial Second Lien Term
                                    Loan, 8.25%, 11/22/21                                 $        363,210
                                                                                          ----------------
                                    Total Industrials                                     $        363,210
----------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 1.0%
                                    Multi-Line Insurance -- 0.3%
        565,941              B/B1   Alliant Holdings I LLC, Initial Term Loan,
                                    4.25%, 12/20/19                                       $        566,464
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    Property & Casualty Insurance -- 0.7%
        593,765          CCC/Caa2   Confie Seguros Holding II Co., Second Lien Term
                                    Loan, 10.25%, 5/8/19                                  $        598,961
        449,330             NR/B1   USI, Inc., Initial Term Loan, 4.25%, 12/27/19                  448,206
                                                                                          ----------------
                                                                                          $      1,047,167
                                                                                          ----------------
                                    Total Insurance                                       $      1,613,631
----------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 0.9%
                                    Commodity Chemicals -- 0.1%
        196,024            BB-/B1   Taminco Global Chemical Corp., Initial Tranche
                                    B-3 Dollar Term Loan, 3.25%, 2/15/19                  $        194,737
----------------------------------------------------------------------------------------------------------
                                    Diversified Chemicals -- 0.2%
        298,646             B+/B3   Univar, Inc., Term Loan B, 5.0%, 6/30/17              $        298,540
----------------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 0.0%+
         57,668(e)          NR/NR   PT Bakrie & Brothers Tbk, Facility Term Loan B,
                                    0.0%, 1/20/13                                         $         23,067
----------------------------------------------------------------------------------------------------------
                                    Metal & Glass Containers -- 0.3%
        457,859              B/B1   Tank Holding Corp., Initial Term Loan, 5.5%,
                                    7/9/19                                                $        457,096
----------------------------------------------------------------------------------------------------------
                                    Paper Products -- 0.0%+
         99,750              B/B1   Exopack Holdings SA, USD Term Loan, 5.25%,
                                    5/8/19                                                $        100,872
----------------------------------------------------------------------------------------------------------
                                    Specialty Chemicals -- 0.3%
        123,694           BB+/Ba1   Chemtura Corp., New Term Loan, 3.5%, 8/29/16          $        124,029
        340,750           BB+/Ba2   Huntsman International LLC, Extended Term B
                                    Loan, 2.697%, 4/19/17                                          340,409
                                                                                          ----------------
                                                                                          $        464,438
                                                                                          ----------------
                                    Total Materials                                       $      1,538,750
----------------------------------------------------------------------------------------------------------
                                    MEDIA -- 1.4%
                                    Advertising -- 0.6%
        960,054              B/B1   Affinion Group, Inc., Tranche B Term Loan,
                                    6.75%, 10/9/16                                        $        963,655
----------------------------------------------------------------------------------------------------------
                                    Broadcasting -- 0.5%
        315,000         CCC+/Caa2   Learfield Communications, Inc., Initial Second
                                    Lien Term Loan, 8.75%, 10/8/21                        $        321,300
        467,009             B+/B2   Univision Communications, Inc., Replacement
                                    First-Lien Term Loan, 4.0%, 3/1/20                             465,299
                                                                                          ----------------
                                                                                          $        786,599
----------------------------------------------------------------------------------------------------------
                                    Cable & Telecommunications -- 0.2%
        341,777              B/B1   WideOpenWest Finance LLC, Term Loan B,
                                    4.75%, 4/1/19                                         $        342,898
----------------------------------------------------------------------------------------------------------
                                    Movies & Entertainment -- 0.0%+
         93,786           NR/Baa3   Cinedigm Digital Funding I LLC, Term Loan,
                                    3.75%, 2/28/18                                        $         93,903
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 19

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    Publishing -- 0.1%
        204,000              B/B2   Cengage Learning Acquisitions, Inc., Term Loan,
                                    7.0%, 3/6/20                                          $        207,137
                                                                                          ----------------
                                    Total Media                                           $      2,394,192
----------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.8%
                                    Life Sciences Tools & Services -- 0.8%
      1,290,093            BB-/B3   Catalent Pharma, Inc., Dollar Term Loan,
                                    3.65%, 9/15/16                                        $      1,292,350
                                                                                          ----------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                         $      1,292,350
----------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.4%
                                    Computer & Electronics Retail -- 0.4%
        830,369              B/B2   Targus Group International, Inc., Term Loan,
                                    12.0%, 5/24/16                                        $        701,662
                                                                                          ----------------
                                    Total Retailing                                       $        701,662
----------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.3%
                                    Semiconductor Equipment -- 0.3%
        561,549            BB-/B1   Aeroflex, Inc., Tranche B-1 Term Loan,
                                    4.5%, 11/9/19                                         $        564,090
                                                                                          ----------------
                                    Total Semiconductors & Semiconductor
                                    Equipment                                             $        564,090
----------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 1.9%
                                    Application Software -- 1.5%
        612,680             B-/B1   Expert Global Solutions, Inc., Advance First Lien
                                    Term Loan B, 8.5%, 4/3/18                             $        585,875
        426,300             NR/NR   Houghton Mifflin Holdings, Inc., Term Loan,
                                    4.25%, 5/22/18                                                 428,165
        938,168            BB+/NR   Nuance Communications, Inc., Term Loan C,
                                    2.91%, 8/7/19                                                  926,636
        500,000         CCC+/Caa1   Vertafore, Inc., Second Lien Term Loan,
                                    9.75%, 10/29/17                                                508,906
                                                                                          ----------------
                                                                                          $      2,449,582
----------------------------------------------------------------------------------------------------------
                                    IT Consulting & Other Services -- 0.4%
        772,637            BB/Ba3   SunGuard Data Systems, Inc., Tranche C Term
                                    Loan, 3.903%, 2/28/17                                 $        773,873
                                                                                          ----------------
                                    Total Software & Services                             $      3,223,455
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                    Communications Equipment -- 0.1%
         85,966           BB+/Ba2   CommScope, Inc., Tranche 3 Term Loan,
                                    2.733%, 1/21/17                                       $         86,020
        128,949           BB+/Ba2   CommScope, Inc., Tranche 4 Term Loan, 3.25%,
                                    1/14/18                                                        129,243
                                                                                          ----------------
                                                                                          $        215,263
----------------------------------------------------------------------------------------------------------
                                    Electronic Components -- 0.3%
        477,897              B/B2   Scitor Corp., Term Loan, 5.0%, 2/15/17                $        470,529
                                                                                          ----------------
                                    Total Technology Hardware & Equipment                 $        685,792
----------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 0.5%
                                    Integrated Telecommunication Services -- 0.5%
        782,433            BB/Ba3   West Corp., Term B-8 Loan, 3.25%, 6/30/18             $        773,814
                                                                                          ----------------
                                    Total Telecommunication Services                      $        773,814
----------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.1%
                                    Air Freight & Logistics -- 0.1%
        193,538             B-/B2   Ozburn-Hessey Holding Co., LLC, Term Loan,
                                    6.75%, 5/23/19                                        $        194,142
                                                                                          ----------------
                                    Total Transportation                                  $        194,142
----------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 0.3%
                                    Electric Utilities -- 0.3%
        636,183           CC/Caa3   Texas Competitive Electric Holdings Co., LLC,
                                    2017 Term Loan, 4.737%, 10/10/17                      $        482,108
                                                                                          ----------------
                                    Total Utilities                                       $        482,108
----------------------------------------------------------------------------------------------------------
                                    TOTAL SENIOR SECURED FLOATING
                                    RATE LOAN INTERESTS
                                    (Cost $36,585,489)                                    $     36,388,949
----------------------------------------------------------------------------------------------------------
                                    CORPORATE BONDS & NOTES --
                                    101.1% of Net Assets
                                    AUTOMOBILES & COMPONENTS -- 0.6%
                                    Auto Parts & Equipment -- 0.6%
        350,000            B/Caa1   International Automotive Components Group SA,
                                    9.125%, 6/1/18 (144A)                                 $        371,875
        275,000              B/B3   Pittsburgh Glass Works LLC, 8.0%,
                                    11/15/18 (144A)                                                299,750
        290,000             B+/B2   Stackpole International Intermediate Co. SA /
                                    Stackpole International Powder, 7.75%,
                                    10/15/21 (144A)                                                310,300
                                                                                          ----------------
                                    Total Automobiles & Components                        $        981,925
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 21

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    BANKS -- 1.5%
                                    Diversified Banks -- 1.2%
        525,000         CCC+/Caa1   Banco de Galicia y Buenos Aires, 8.75%,
                                    5/4/18 (144A)                                         $        519,750
        400,000(b)          NR/Ca   Banco Macro SA, 9.75%, 12/18/36                                357,932
        200,000            NR/Ba1   Turkiye IS Bankasi AS, 6.0%, 10/24/22
                                    (144A)                                                         194,200
        750,000            BBB/NR   UBS AG / Stamford CT, 7.625%, 8/17/22                          891,202
                                                                                          ----------------
                                                                                          $      1,963,084
----------------------------------------------------------------------------------------------------------
                                    Regional Banks -- 0.3%
        600,000(b)(f)    BBB/Baa3   PNC Financial Services Group, Inc., 4.454%            $        600,000
                                                                                          ----------------
                                    Total Banks                                           $      2,563,084
----------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 6.3%
                                    Aerospace & Defense -- 0.8%
        400,000           B-/Caa1   ADS Tactical, Inc., 11.0%, 4/1/18 (144A)              $        394,000
        870,000             B-/B2   DynCorp International, Inc., 10.375%,
                                    7/1/17                                                         920,025
                                                                                          ----------------
                                                                                          $      1,314,025
----------------------------------------------------------------------------------------------------------
                                    Building Products -- 0.4%
        300,000             BB/B2   USG Corp., 7.875%, 3/30/20 (144A)                     $        334,500
        365,000             BB/B2   USG Corp., 9.75%, 8/1/14 (144A)                                371,388
                                                                                          ----------------
                                                                                          $        705,888
----------------------------------------------------------------------------------------------------------
                                    Construction & Engineering -- 1.2%
        900,000              B/B2   Empresas ICA S.A.B. de CV, 8.9%, 2/4/21
                                    (144A)                                                $        918,000
      1,000,000            BB-/B1   OAS Investments GMBH, 8.25%, 10/19/19
                                    (144A)                                                       1,023,750
                                                                                          ----------------
                                                                                          $      1,941,750
----------------------------------------------------------------------------------------------------------
                                    Construction & Farm Machinery & Heavy
                                    Trucks -- 1.0%
        360,000             B-/B3   Meritor, Inc., 6.75%, 6/15/21                         $        380,700
        660,000           CCC-/B3   Navistar International Corp., 8.25%,
                                    11/1/21                                                        671,550
        160,000         CCC-/Caa2   Stanadyne Holdings, Inc., 10.0%, 8/15/14                       160,400
        500,000(c)          CC/Ca   Stanadyne Holdings, Inc., 12.0%, 2/15/15                       501,250
                                                                                          ----------------
                                                                                          $      1,713,900
----------------------------------------------------------------------------------------------------------
                                    Electrical Components & Equipment -- 0.5%
        750,000             B-/B3   WireCo WorldGroup, Inc., 9.5%, 5/15/17                $        766,875
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    Industrial Conglomerates -- 0.3%
        455,000             B+/B2   JB Poindexter & Co., Inc., 9.0%, 4/1/22
                                    (144A)                                                $        499,362
----------------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 1.4%
        450,000              B/B2   Cleaver-Brooks, Inc., 8.75%, 12/15/19
                                    (144A)                                                $        498,375
        335,000           B-/Caa2   Liberty Tire Recycling, 11.0%, 10/1/16
                                    (144A)                                                         324,950
        875,000            B/Caa1   Mueller Water Products, Inc., 7.375%,
                                    6/1/17                                                         888,125
        665,000           CCC+/NR   WPE International Cooperatief UA,
                                    10.375%, 9/30/20 (144A)                                        420,612
        150,000              B/B3   Xerium Technologies, Inc., 8.875%,
                                    6/15/18                                                        160,500
                                                                                          ----------------
                                                                                          $      2,292,562
----------------------------------------------------------------------------------------------------------
                                    Trading Companies & Distributors -- 0.7%
      1,090,000             B-/B3   TRAC Intermodal LLC / TRAC Intermodal
                                    Corp., 11.0%, 8/15/19                                 $      1,246,688
                                                                                          ----------------
                                    Total Capital Goods                                   $     10,481,050
----------------------------------------------------------------------------------------------------------
                                    COMMERCIAL & PROFESSIONAL
                                    SERVICES -- 0.7%
                                    Diversified Support Services -- 0.7%
        950,000            B/Caa2   NANA Development Corp., 9.5%, 3/15/19
                                    (144A)                                                $        964,250
        260,000             B-/B3   TMS International Corp., 7.625%,
                                    10/15/21 (144A)                                                277,550
                                                                                          ----------------
                                                                                          $      1,241,800
----------------------------------------------------------------------------------------------------------
                                    Environmental & Facilities Services -- 0.0%+
        700,000(d)(e)       NR/WR   Old AII, Inc., 10.0%, 12/15/16                        $              7
                                                                                          ----------------
                                    Total Commercial & Professional Services              $      1,241,807
----------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 1.5%
                                    Home Furnishings -- 0.3%
        535,000             B+/B3   Tempur Sealy International, Inc., 6.875%,
                                    12/15/20                                              $        583,150
----------------------------------------------------------------------------------------------------------
                                    Homebuilding -- 0.1%
        605,000(d)(e)        NR/C   Desarrolladora Homex SAB de CV, 9.5%,
                                    12/11/19 (144A)                                       $         66,550
        500,000(d)(e)       NR/Ca   Urbi Desarrollos Urbanos SAB de CV,
                                    9.75%, 2/3/22 (144A)                                            56,250
                                                                                          ----------------
                                                                                          $        122,800
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 23

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    Leisure Products -- 1.1%
EUR     275,000         CCC+/Caa2   Heckler & Koch GmbH, 9.5%, 5/15/18
                                    (144A)                                                $        403,892
      1,000,000         CCC+/Caa1   Icon Health & Fitness, Inc., 11.875%,
                                    10/15/16 (144A)                                                975,000
        375,000(g)      CCC+/Caa2   PC Nextco Holdings LLC / PC Nextco
                                    Finance, Inc., 8.75% (0.0% PIK,8.75% cash),                    387,187
                                    8/15/19 (144A)                                        ----------------
                                                                                          $      1,766,079
                                                                                          ----------------
                                    Total Consumer Durables & Apparel                     $      2,472,029
----------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 3.9%
                                    Business Services -- 0.8%
        750,000              B/B2   Sitel LLC / Sitel Finance Corp., 11.0%,
                                    8/1/17 (144A)                                         $        804,375
        500,000           B-/Caa2   Sitel LLC / Sitel Finance Corp., 11.5%,
                                    4/1/18                                                         473,750
                                                                                          ----------------
                                                                                          $      1,278,125
----------------------------------------------------------------------------------------------------------
                                    Casinos & Gaming -- 0.4%
        732,290(g)          NR/NR   Mashantucket Western Pequot Tribe, 6.5%,
                                    (5.5% PIK, 1.0% cash), 7/1/36                         $        109,844
        450,000              B/B2   Scientific Games International, Inc., 9.25%,
                                    6/15/19                                                        473,625
                                                                                          ----------------
                                                                                          $        583,469
----------------------------------------------------------------------------------------------------------
                                    Hotels, Resorts & Cruise Lines -- 0.9%
        720,000(g)          B-/B3   MISA Investments, Ltd., 8.625% (0.0% PIK,
                                    8.625% cash), 8/15/18 (144A)                          $        739,800
        400,000             B-/B2   Seven Seas Cruises S de RL LLC, 9.125%,
                                    5/15/19                                                        440,000
        325,000             B+/B3   Viking Cruises, Ltd., 8.5%, 10/15/22
                                    (144A)                                                         367,250
                                                                                          ----------------
                                                                                          $      1,547,050
----------------------------------------------------------------------------------------------------------
                                    Leisure Facilities -- 0.7%
EUR     800,000             B+/B3   Cirsa Funding Luxembourg SA, 8.75%,
                                    5/15/18 (144A)                                        $      1,154,150
----------------------------------------------------------------------------------------------------------
                                    Restaurants -- 0.9%
      1,235,000(c)        B-/Caa1   Burger King Capital Holdings LLC, 0.0%,
                                    4/15/19 (144A)                                        $      1,133,112
        400,000              B/B3   Burger King Corp., 9.875%, 10/15/18                            434,000
                                                                                          ----------------
                                                                                          $      1,567,112
----------------------------------------------------------------------------------------------------------
                                    Specialized Consumer Services -- 0.2%
        315,000             B-/B3   StoneMor Partners LP / Cornerstone Family
                                    Services of WV, 7.875%, 6/1/21 (144A)                 $        326,813
                                                                                          ----------------
                                    Total Consumer Services                               $      6,456,719
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    CONSUMER STAPLES -- 1.0%
                                    Food Distributors -- 0.6%
        900,000             BB/NR   JBS Investments GmbH, 7.25%, 4/3/24
                                    (144A)                                                $        912,375
----------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats -- 0.4%
        640,000              B/B1   Post Holdings, Inc., 6.75%, 12/1/21
                                    (144A)                                                $        670,400
                                                                                          ----------------
                                    Total Consumer Staples                                $      1,582,775
----------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 2.1%
                                    Asset Management & Custody Banks -- 0.4%
        590,000         BBB-/Baa3   Janus Capital Group, Inc., 6.7%, 6/15/17              $        667,037
----------------------------------------------------------------------------------------------------------
                                    Consumer Finance -- 0.9%
        445,000              B/B1   Jefferies Finance LLC / JFIN Co-Issuer Corp.,
                                    7.375%, 4/1/20 (144A)                                 $        466,137
        610,000             NR/NR   Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                       608,493
        440,000              B/B3   TMX Finance LLC / TitleMax Finance Corp.,
                                    8.5%, 9/15/18 (144A)                                           468,600
                                                                                          ----------------
                                                                                          $      1,543,230
----------------------------------------------------------------------------------------------------------
                                    Investment Banking & Brokerage -- 0.2%
        450,000(b)(f)     BB+/Ba2   Goldman Sachs Capital II, 4.0%                        $        346,500
----------------------------------------------------------------------------------------------------------
                                    Multi-Sector Holdings -- 0.3%
        600,000              B/B3   Constellation Enterprises LLC, 10.625%,
                                    2/1/16 (144A)                                         $        504,000
----------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.3%
        425,000              B/B2   National Money Mart Co., 10.375%,
                                    12/15/16                                              $        447,313
                                                                                          ----------------
                                    Total Diversified Financials                          $      3,508,080
----------------------------------------------------------------------------------------------------------
                                    ENERGY -- 16.1%
                                    Coal & Consumable Fuels -- 1.0%
        650,000             CC/Ca   Bumi Capital Pte, Ltd., 12.0%, 11/10/16
                                    (144A)                                                $        302,250
        400,000(e)           D/WR   James River Coal Co., 7.875%, 4/1/19                            46,000
        400,000         CCC+/Caa2   Mongolian Mining Corp., 8.875%, 3/29/17
                                    (144A)                                                         240,000
        300,000           B-/Caa1   Murray Energy Corp., 8.625%, 6/15/21
                                    (144A)                                                         325,500
        715,000           B-/Caa1   Penn Virginia Corp., 8.5%, 5/1/20                              793,650
                                                                                          ----------------
                                                                                          $      1,707,400
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 25

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    Integrated Oil & Gas -- 0.3%
        150,000             B-/B3   Jones Energy Holdings LLC / Jones Energy
                                    Finance Corp., 6.75%, 4/1/22 (144A)                   $        155,625
        325,000           NR/Caa1   YPF SA, 8.875%, 12/19/18 (144A)                                338,406
                                                                                          ----------------
                                                                                          $        494,031
----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Drilling -- 1.8%
        645,000              B/B3   Hercules Offshore, Inc., 8.75%, 7/15/21
                                    (144A)                                                $        694,987
        730,000      CCC+/(P)Caa1   Ocean Rig UDW, Inc., 7.25%, 4/1/19
                                    (144A)                                                         697,150
      1,000,000         CCC+/Caa1   Ocean Rig UDW, Inc., 9.5%, 4/27/16
                                    (144A)                                                       1,051,250
        190,000             B+/B2   Pioneer Energy Services Corp., 9.875%,
                                    3/15/18                                                        200,213
        320,000             B+/B1   Shelf Drill Holdings, Ltd., 8.625%, 11/1/18
                                    (144A)                                                         344,800
                                                                                          ----------------
                                                                                          $      2,988,400
----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Equipment & Services -- 1.4%
        448,000              B/B1   Expro Finance Luxembourg SCA, 8.5%,
                                    12/15/16 (144A)                                       $        468,160
        690,000            B/Caa1   Forbes Energy Services, Ltd., 9.0%,
                                    6/15/19                                                        705,525
        395,000             B-/B2   FTS International, Inc., 6.25%, 5/1/22
                                    (144A)                                                         399,937
        425,000             BB/B1   McDermott International, Inc., 8.0%,
                                    5/1/21 (144A)                                                  428,188
        330,000              B/B3   Seitel, Inc., 9.5%, 4/15/19                                    343,200
                                                                                          ----------------
                                                                                          $      2,345,010
----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 11.2%
        520,000           CCC+/B3   Athlon Holdings LP / Athlon Finance Corp.,
                                    7.375%, 4/15/21 (144A)                                $        561,600
        505,000            BB-/B1   Berry Petroleum Co., 10.25%, 6/1/14                            507,525
        100,000             B-/B3   Comstock Resources, Inc., 7.75%, 4/1/19                        107,000
        500,000             B-/B3   Comstock Resources, Inc., 9.5%, 6/15/20                        571,250
        515,000             B+/B3   Energy XXI Gulf Coast, Inc., 7.5%,
                                    12/15/21 (144A)                                                544,612
        600,000              B/B2   EP Energy LLC / EP Energy Finance, Inc.,
                                    9.375%, 5/1/20                                                 691,500
        920,000          CCC/Caa1   Forest Oil Corp., 7.5%, 9/15/20                                795,800
        360,000              B/NR   GeoPark Latin America, Ltd., Agencia en
                                    Chile, 7.5%, 2/11/20 (144A)                                    378,000
        570,000             B-/B3   Gulfport Energy Corp., 7.75%, 11/1/20                          618,450
        165,000         CCC+/Caa1   Halcon Resources Corp., 9.25%, 2/15/22
                                    (144A)                                                         173,250

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration &
                                    Production -- (continued)
        890,000         CCC+/Caa1   Halcon Resources Corp., 9.75%, 7/15/20                $        952,300
        680,000           B-/Caa1   Lightstream Resources, Ltd., 8.625%,
                                    2/1/20 (144A)                                                  694,450
        630,000           B-/Caa1   Memorial Production Partners LP /
                                    Memorial Production Finance Corp.,
                                    7.625%, 5/1/21                                                 663,863
        600,000         CCC+/Caa1   Midstates Petroleum Co., Inc., 9.25%,
                                    6/1/21                                                         613,500
        455,000         CCC+/Caa1   Midstates Petroleum Co., Inc., 10.75%,
                                    10/1/20                                                        490,831
        350,000             B+/NR   MIE Holdings Corp., 7.5%, 4/25/19 (144A)                       352,187
        800,000             B+/NR   MIE Holdings Corp., 9.75%, 5/12/16
                                    (144A)                                                         837,000
        200,000             NR/NR   National JSC Naftogaz of Ukraine, 9.5%,
                                    9/30/14                                                        180,750
      1,440,000           B-/Caa1   Northern Oil & Gas, Inc., 8.0%, 6/1/20                       1,530,000
        535,000             B-/B3   PDC Energy, Inc., 7.75%, 10/15/22                              587,163
        750,000            B/Caa1   PetroQuest Energy, Inc., 10.0%, 9/1/17                         798,750
        480,000           B-/Caa1   QR Energy LP / QRE Finance Corp., 9.25%,
                                    8/1/20                                                         513,600
        240,000         CCC-/Caa3   Quicksilver Resources, Inc., 7.125%,
                                    4/1/16                                                         222,000
        700,000             B-/B3   Resolute Energy Corp., 8.5%, 5/1/20                            731,500
        375,000           CCC+/B3   Rice Energy, Inc., 6.25%, 5/1/22 (144A)                        375,469
        870,000             B-/B3   RKI Exploration & Production LLC / RKI
                                    Finance Corp., 8.5%, 8/1/21 (144A)                             943,950
        472,000            BB-/B2   Rosetta Resources, Inc., 9.5%, 4/15/18                         494,420
        700,000           CCC+/B3   Samson Investment Co., 10.75%, 2/15/20
                                    (144A)                                                         738,500
      1,170,000             B-/B3   Sanchez Energy Corp., 7.75%, 6/15/21
                                    (144A)                                                       1,251,900
        335,000         CCC+/Caa1   Talos Production LLC / Talos Production
                                    Finance, Inc., 9.75%, 2/15/18 (144A)                           352,588
CAD     315,000              B/NR   Trilogy Energy Corp., 7.25%, 12/13/19
                                    (144A)                                                         303,507
                                                                                          ----------------
                                                                                          $     18,577,215
----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Refining & Marketing -- 0.2%
        300,000             B+/B2   Calumet Specialty Products Partners LP /
                                    Calumet Finance Corp., 6.5%, 4/15/21
                                    (144A)                                                $        299,250
----------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 0.2%
        450,000(a)         BB/Ba1   Energy Transfer Partners LP, 3.243%,
                                    11/1/66                                               $        414,000
                                                                                          ----------------
                                    Total Energy                                          $     26,825,306
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 27

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 7.7%
                                    Agricultural Products -- 1.2%
        900,000         CCC+/Caa1   Pinnacle Operating Corp., 9.0%, 11/15/20
                                    (144A)                                                $        967,500
        520,000              B/B2   Southern States Cooperative, Inc., 10.0%,
                                    8/15/21 (144A)                                                 522,600
        500,000              B/NR   Tonon Bioenergia SA, 9.25%, 1/24/20
                                    (144A)                                                         452,500
                                                                                          ----------------
                                                                                          $      1,942,600
----------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats -- 5.5%
        225,000              B/B2   Agrokor DD, 8.875%, 2/1/20 (144A)                     $        249,469
EUR     200,000              B/B2   Agrokor DD, 9.875%, 5/1/19 (144A)                              314,894
        650,000            BB/Ba3   Bertin SA / Bertin Finance, Ltd., 10.25%,
                                    10/5/16 (144A)                                                 732,062
        500,000             B+/B2   CFG Investment SAC, 9.75%, 7/30/19
                                    (144A)                                                         489,375
        297,000              B/B1   Chiquita Brands International, Inc. /
                                    Chiquita Brands LLC, 7.875%, 2/1/21                            331,155
        491,000             B+/B2   Corporacion Pesquera Inca SAC, 9.0%,
                                    2/10/17 (144A)                                                 509,413
      1,100,000              B/B3   FAGE Dairy Industry SA / FAGE USA Dairy
                                    Industry, Inc., 9.875%, 2/1/20 (144A)                        1,188,000
        224,421(d)(e)       NR/NR   Independencia International, Ltd., 12.0%,
                                    12/30/16 (144A)                                                    561
        800,000              B/B2   Marfrig Holding Europe BV, 8.375%,
                                    5/9/18 (144A)                                                  804,000
        700,000              B/B2   Marfrig Holding Europe BV, 11.25%,
                                    9/20/21 (144A)                                                 756,000
        475,000              B/B2   Marfrig Overseas, Ltd., 9.5%, 5/4/20
                                    (144A)                                                         483,313
        700,000            CCC/NR   MHP SA, 8.25%, 4/2/20 (144A)                                   574,000
      1,600,000            BB-/B1   Minerva Luxembourg SA, 7.75%, 1/31/23
                                    (144A)                                                       1,646,000
        200,000            BB-/B1   Minerva Luxembourg SA, 12.25%, 2/10/22
                                    (144A)                                                         227,000
        600,000             B+/B2   Pesquera Exalmar SAA, 7.375%, 1/31/20
                                    (144A)                                                         552,750
        300,000             BB/B3   Pilgrim's Pride Corp., 7.875%, 12/15/18                        321,375
                                                                                          ----------------
                                                                                          $      9,179,367
----------------------------------------------------------------------------------------------------------
                                    Tobacco -- 1.0%
      1,645,000           B-/Caa1   Alliance One International, Inc., 9.875%,
                                    7/15/21                                               $      1,661,450
                                                                                          ----------------
                                    Total Food, Beverage & Tobacco                        $     12,783,417
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 2.4%
                                    Health Care Equipment & Services -- 0.6%
        831,000             B+/B2   Physio-Control International, Inc., 9.875%,
                                    1/15/19 (144A)                                        $        924,488
----------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 0.8%
        500,000             B-/B3   Kindred Healthcare, Inc., 6.375%, 4/15/22
                                    (144A)                                                $        506,250
        600,000             B-/B3   Kindred Healthcare, Inc., 8.25%, 6/1/19                        642,000
        200,000         CCC+/Caa1   United Surgical Partners International,
                                    9.0%, 4/1/20                                                   223,250
                                                                                          ----------------
                                                                                          $      1,371,500
----------------------------------------------------------------------------------------------------------
                                    Health Care Services -- 0.5%
        425,000         CCC+/Caa2   BioScrip, Inc., 8.875%, 2/15/21 (144A)                $        442,000
        426,000         CCC+/Caa2   Gentiva Health Services, Inc., 11.5%,
                                    9/1/18                                                         445,170
                                                                                          ----------------
                                                                                          $        887,170
----------------------------------------------------------------------------------------------------------
                                    Health Care Supplies -- 0.3%
        500,000           B-/Caa2   Immucor, Inc., 11.125%, 8/15/19                       $        565,000
----------------------------------------------------------------------------------------------------------
                                    Health Care Technology -- 0.2%
        275,000         CCC+/Caa1   Emdeon, Inc., 11.0%, 12/31/19                         $        317,625
                                                                                          ----------------
                                      Total Health Care Equipment & Services              $      4,065,783
----------------------------------------------------------------------------------------------------------
                                    HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                                    Household Products -- 0.3%
EUR     350,000(a)     (P)B/(P)B2   Hydra Dutch Holdings 2BV, 5.82%,
                                    4/15/19 (144A)                                        $        480,679
----------------------------------------------------------------------------------------------------------
                                    Personal Products -- 0.2%
        345,000         CCC+/Caa1   Monitronics International, Inc., 9.125%,
                                    4/1/20                                                $        366,994
                                                                                          ----------------
                                    Total Household & Personal Products                   $        847,673
----------------------------------------------------------------------------------------------------------
                                    INDUSTRIALS -- 0.2%
                                    Industrial Machinery -- 0.2%
        250,000           B-/Caa1   BC Mountain LLC / BC Mountain Finance,
                                    Inc., 7.0%, 2/1/21 (144A)                             $        243,125
                                                                                          ----------------
                                    Total Industrials                                     $        243,125
----------------------------------------------------------------------------------------------------------
                                    INFORMATION TECHNOLOGY -- 0.3%
                                    Internet Software & Services -- 0.3%
        440,130(g)          NR/NR   First Data Holdings, Inc., 14.5%
                                    (14.5% PIK, 0.0% cash), 9/24/19 (144A)                $        424,175
                                                                                          ----------------
                                    Total Information Technology                          $        424,175
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 29

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 28.9%
                                    Insurance Brokers -- 0.5%
GBP     475,000           NR/Caa2   Towergate Finance Plc, 10.5%, 2/15/19
                                    (144A)                                                $        842,239
----------------------------------------------------------------------------------------------------------
                                    Multi-Line Insurance -- 0.6%
      1,000,000(b)        BB/Baa3   Liberty Mutual Group, Inc., 7.0%, 3/15/37
                                    (144A)                                                $      1,065,000
----------------------------------------------------------------------------------------------------------
                                    Property & Casualty Insurance -- 2.2%
      6,000,000(c)(d)(h)   BBB/NR   Fixed Income Trust Series 2013-A, 0.0%,
                                    10/15/97 (144A)                                       $      3,588,313
         80,000(b)(f)     BB+/Ba2   White Mountains Insurance Group, Ltd.,
                                    7.506%, 5/29/49 (144A)                                          84,274
                                                                                          ----------------
                                                                                          $      3,672,587
----------------------------------------------------------------------------------------------------------
                                    Reinsurance -- 25.6%
EUR     750,000(a)          BB/NR   ATLAS Reinsurance VII, 3.65%, 1/7/16
                                    (144A)                                                $      1,069,011
      1,000,000(a)         BB+/NR   Bosphorus 1 Re, Ltd., 2.52%, 5/3/16
                                    (144A)                                                         999,500
        750,000(a)          NR/NR   Combine Re, Ltd., 17.77%, 1/7/15 (144A)                        798,900
        500,000(a)         BB-/NR   Compass Re, Ltd., 10.27%, 1/8/15 (144A)                        510,450
        500,000(a)          B+/NR   Compass Re, Ltd., 11.27%, 1/8/15 (144A)                        511,900
      1,750,000(a)         BB+/NR   East Lane Re VI, Ltd., 2.77%, 3/14/18
                                    (144A)                                                       1,761,550
      1,000,000(a)         BB+/NR   Foundation Re III, Ltd., 5.02%, 2/25/15                      1,012,900
      2,000,000(a)          NR/NR   Gator Re, Ltd., 6.52%, 1/9/17 (144A)                         2,010,800
      1,300,000(a)          B-/NR   Ibis Re II, Ltd., 13.52%, 2/5/15 (144A)                      1,340,040
      2,004,948(d)          NR/NR   Kane SAC, Ltd., 0.0%, 7/7/16                                 1,993,520
      2,006,000(d)          NR/NR   Kane SAC, Ltd., 0.0%, 7/18/16                                2,054,946
      1,000,000(a)         BB-/NR   Kilimanjaro Re, Ltd., 4.52%, 4/30/18
                                    (144A)                                                       1,003,000
      1,000,000(a)         BB-/NR   Kilimanjaro Re, Ltd., 4.77%, 4/30/18
                                    (144A)                                                       1,002,700
      2,000,000(a)          NR/NR   Kizuna II Re, Ltd., 2.27%, 4/6/18 (144A)                     2,022,600
EUR   1,500,000(a)          NR/NR   Lion I Re, Ltd., 1.722%, 4/28/17 (144A)                      2,077,679
        250,000(a)          NR/NR   Loma Reinsurance, Ltd., 12.02%, 1/8/18
                                    (144A)                                                         257,300
        500,000(a)          NR/NR   Loma Reinsurance, Ltd., 17.02%, 1/8/18
                                    (144A)                                                         509,200
      1,000,000(a)          NR/NR   Merna Reinsurance V, Ltd., 2.02%, 4/7/17
                                    (144A)                                                       1,002,600
      1,750,000(a)         BB-/NR   MetroCat Re, Ltd., 4.52%, 8/5/16 (144A)                      1,801,800
        975,000(a)          B-/NR   Mythen Re, Ltd., 11.779%, 11/10/16
                                   (144A)                                                        1,035,158

The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    Reinsurance -- (continued)
        500,000(a)          B+/NR   Mythen Re, Ltd. Series 2012-2 Class A,
                                    8.549%, 1/5/17 (144A)                                 $        530,400
      1,250,000(a)          NR/NR   Pelican Re, Ltd., 6.02%, 5/15/17 (144A)                      1,300,000
      2,000,000(a)         BB-/NR   Queen Street IV Capital, Ltd., 7.52%,
                                    4/9/15 (144A)                                                2,052,200
        500,000(a)           B/NR   Queen Street VII Re, Ltd., 8.62%, 4/8/16
                                    (144A)                                                         530,650
      1,250,000(a)          B-/NR   Residential Reinsurance 2011, Ltd.,
                                    12.02%, 6/6/15 (144A)                                        1,311,500
        250,000(a)          NR/NR   Residential Reinsurance 2012, Ltd.,
                                    12.77%, 12/6/16 (144A)                                         272,650
      1,250,000(a)          NR/NR   Residential Reinsurance 2012, Ltd.,
                                    19.02%, 12/6/16 (144A)                                       1,384,875
      1,000,000(a)          NR/NR   Residential Reinsurance 2012, Ltd.,
                                    22.02%, 6/6/16 (144A)                                        1,188,300
        500,000(a)          NR/NR   Residential Reinsurance 2013, Ltd.,
                                    20.02%, 12/6/17 (144A)                                         502,700
      1,500,000(d)(i)       NR/NR   Sector Re V, Ltd., 0.0%, 3/30/19 (144A)                      1,500,000
      1,005,999(d)(i)       NR/NR   Sector Re V, Ltd., 0.0%, 12/1/17 (144A)                      1,026,800
          1,630(d)(i)       NR/NR   Sector Re V, Ltd., 0.0%, 3/1/18 (144A)                         414,700
      1,000,000(d)(i)       NR/NR   Silverton RE, Ltd., 0.0%, 9/16/16 (144A)                     1,056,600
        500,000(a)          NR/B2   Successor X, Ltd., 11.02%, 1/27/15
                                    (144A)                                                         510,750
      1,500,000(a)          B-/NR   Successor X, Ltd., 11.27%, 11/10/15
                                    (144A)                                                       1,594,500
        500,000(a)          NR/NR   Successor X, Ltd., 16.27%, 11/10/15
                                    (144A)                                                         513,250
      1,000,000(a)          NR/NR   Successor X, Ltd., 16.52%, 1/27/15
                                    (144A)                                                       1,043,700
      1,000,000(a)          B+/NR   Tar Heel Re, Ltd., 8.52%, 5/9/16 (144A)                      1,068,100
                                                                                          ----------------
                                                                                          $     42,577,229
                                                                                          ----------------
                                    Total Insurance                                       $     48,157,055
----------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 11.1%
                                    Commodity Chemicals -- 0.5%
        300,000            BBB/WR   Basell Finance Co. BV, 8.1%, 3/15/27
                                    (144A)                                                $        397,667
EUR     250,000           CCC+/B3   KP Germany Erste GmbH, 11.625%,
                                    7/15/17 (144A)                                                 395,352
                                                                                          ----------------
                                                                                          $        793,019
----------------------------------------------------------------------------------------------------------
                                    Construction Materials -- 0.4%
        389,000             B+/NR   Cemex Espana Luxembourg, 9.875%,
                                    4/30/19 (144A)                                        $        445,016

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 31

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    Construction Materials -- (continued)
        300,000(f)          BB/NR   Magnesita Finance, Ltd., 8.625%, 4/29/49
                                    (144A)                                                $        289,125
                                                                                          ----------------
                                                                                          $        734,141
----------------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 1.7%
        590,000         CCC+/Caa2   Boart Longyear Management Pty, Ltd.,
                                    7.0%, 4/1/21 (144A)                                   $        448,400
        330,000              B/B2   Boart Longyear Management Pty, Ltd.,
                                    10.0%, 10/1/18 (144A)                                          344,850
        300,000(e)           D/WR   Midwest Vanadium Pty, Ltd., 11.5%,
                                    2/15/18 (144A)                                                 159,000
        150,000(d)(g)(h)  NR/NR     Mirabela Nickel, Ltd., 3.5% (0.0% PIK,
                                    3.5% cash), 6/30/14 (144A)                                     146,250
        650,000(d)(e)       NR/WR   Mirabela Nickel, Ltd., 8.75%, 4/15/18
                                    (144A)                                                         156,000
        550,000           CCC+/B3   Molycorp, Inc., 10.0%, 6/1/20                                  540,375
        180,000            B/Caa1   Prince Mineral Holding Corp., 11.5%,
                                    12/15/19 (144A)                                                202,050
        750,000            BB/Ba3   Vedanta Resources Plc, 9.5%, 7/18/18
                                    (144A)                                                         842,850
                                                                                          ----------------
                                                                                          $      2,839,775
----------------------------------------------------------------------------------------------------------
                                    Metal & Glass Containers -- 0.7%
        625,015(g)      CCC+/Caa2   Ardagh Finance SA, 11.125% (11.125% PIK,
                                    0.0% cash), 6/1/18 (144A)                             $        687,516
EUR     250,000         CCC+/Caa1   Ardagh Glass Finance Plc, 8.75%, 2/1/20
                                    (144A)                                                         371,943
        175,000         CCC+/Caa1   BWAY Holdings Co., 10.0%, 6/15/18                              184,625
                                                                                          ----------------
                                                                                          $      1,244,084
----------------------------------------------------------------------------------------------------------
                                    Paper Packaging -- 1.7%
        606,510(c)          NR/NR   Bio Pappel SAB de CV, 10.0%, 8/27/16                  $        617,882
        580,000             B-/NR   Exopack Holding Corp., 10.0%, 6/1/18
                                    (144A)                                                         623,500
        500,000           B-/Caa1   Pretium Packaging LLC / Pretium Finance,
                                    Inc., 11.5%, 4/1/16                                            534,375
        500,000         CCC+/Caa2   Reynolds Group Issuer, Inc., 9.0%, 4/15/19                     533,750
        475,000         CCC+/Caa2   Reynolds Group Issuer, Inc., 9.875%,
                                    8/15/19                                                        527,250
                                                                                          ----------------
                                                                                          $      2,836,757
----------------------------------------------------------------------------------------------------------
                                    Paper Products -- 1.8%
        675,000           CCC+/B2   Appvion, Inc., 9.0%, 6/1/20 (144A)                    $        685,125
        186,000             B+/B1   Grupo Papelero Scribe SA de CV, 8.875%,
                                    4/7/20 (144A)                                                  181,350

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    Paper Products -- (continued)
        344,000              B/B3   Mercer International, Inc., 9.5%, 12/1/17             $        371,520
        840,000           BB-/Ba3   Resolute Forest Products, Inc., 5.875%,
                                    5/15/23 (144A)                                                 816,900
        545,000            BB/Ba2   Sappi Papier Holding GmbH, 8.375%,
                                    6/15/19 (144A)                                                 603,588
        255,000           B-/Caa1   Unifrax I LLC / Unifrax Holding Co., 7.5%,
                                    2/15/19 (144A)                                                 269,025
                                                                                          ----------------
                                                                                          $      2,927,508
----------------------------------------------------------------------------------------------------------
                                    Precious Metals & Minerals -- 0.3%
        500,000           BB-/Ba3   ALROSA Finance SA, 8.875%, 11/17/14
                                    (144A)                                                $        511,250
----------------------------------------------------------------------------------------------------------
                                    Steel -- 4.0%
        750,000           B-/Caa1   AM Castle & Co., 12.75%, 12/15/16                     $        838,125
        250,000             B+/B3   APERAM, 7.375%, 4/1/16 (144A)                                  257,500
        450,000              B/B3   Essar Steel Algoma, Inc., 9.375%, 3/15/15
                                    (144A)                                                         447,750
        950,000          CCC/Caa2   Essar Steel Algoma, Inc., 9.875%, 6/15/15
                                    (144A)                                                         546,250
        250,000             B+/B1   Evraz Group SA, 9.5%, 4/24/18 (144A)                           243,750
        900,000         CCC+/Caa2   Ferrexpo Finance Plc, 7.875%, 4/7/16
                                    (144A)                                                         805,500
        900,000           NR/Caa2   Metinvest BV, 8.75%, 2/14/18 (144A)                            776,403
        600,000           NR/Caa2   Metinvest BV, 10.25%, 5/20/15 (144A)                           567,120
        585,000              B/B2   Optima Specialty Steel, Inc., 12.5%,
                                    12/15/16 (144A)                                                631,800
        677,000             B-/B3   Permian Holdings, Inc., 10.5%, 1/15/18
                                    (144A)                                                         683,770
        750,000           CCC+/NR   Ryerson, Inc., 9.0%, 10/15/17                                  805,313
                                                                                          ----------------
                                                                                          $      6,603,281
                                                                                          ----------------
                                    Total Materials                                       $     18,489,815
----------------------------------------------------------------------------------------------------------
                                    MEDIA -- 5.2%
                                    Broadcasting -- 2.3%
        400,000           B-/Caa2   Intelsat Luxembourg SA, 7.75%, 6/1/21                 $        417,000
EUR     150,000             B+/B1   Nara Cable Funding II, Ltd., 8.5%, 3/1/20
                                    (144A)                                                         248,656
        200,000             B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                    12/1/18 (144A)                                                 216,000
      1,655,000              B/B3   Townsquare Radio LLC / Townsquare
                                    Radio, Inc., 9.0%, 4/1/19 (144A)                             1,824,637
        990,000         CCC+/Caa2   Truven Health Analytics, Inc., 10.625%,
                                    6/1/20                                                       1,113,750
                                                                                          ----------------
                                                                                          $      3,820,043
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 33

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    Cable -- 0.2%
EUR     200,000             B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                    12/1/18 (144A)                                        $        299,691
----------------------------------------------------------------------------------------------------------
                                    Movies & Entertainment -- 2.0%
      1,710,000             B-/B3   AMC Entertainment, Inc., 9.75%, 12/1/20               $      1,966,500
        600,000             B-/B2   Gibson Brands, Inc., 8.875%, 8/1/18
                                    (144A)                                                         636,750
        200,000         CCC+/Caa1   Production Resource Group, Inc., 8.875%,
                                    5/1/19                                                         159,500
        625,000            B/Caa1   WMG Acquisition Corp., 6.75%, 4/15/22
                                    (144A)                                                         629,687
                                                                                          ----------------
                                                                                          $      3,392,437
----------------------------------------------------------------------------------------------------------
                                    Publishing -- 0.7%
        855,000            BB/Ba1   Gannett Co., Inc., 6.375%, 10/15/23
                                    (144A)                                                $        906,300
        245,000             B-/B3   Interactive Data Corp., 10.25%, 8/1/18                         262,763
                                                                                          ----------------
                                                                                          $      1,169,063
                                                                                          ----------------
                                    Total Media                                           $      8,681,234
----------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.8%
                                    Biotechnology -- 0.8%
        300,000              B/B3   ConvaTec Healthcare E SA, 10.5%,
                                    12/15/18 (144A)                                       $        330,000
      1,043,000           B-/Caa2   Lantheus Medical Imaging, Inc., 9.75%,
                                    5/15/17                                                      1,037,785
                                                                                          ----------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                         $      1,367,785
----------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.4%
                                    Diversified REIT's -- 0.1%
        200,000             B/Ba3   CNL Lifestyle Properties, Inc., 7.25%,
                                    4/15/19                                               $        210,000
----------------------------------------------------------------------------------------------------------
                                    Real Estate Operating Companies -- 0.3%
        410,000           CCC+/NR   IRSA Inversiones y Representaciones SA,
                                    8.5%, 2/2/17 (144A)                                   $        407,950
                                                                                          ----------------
                                    Total Real Estate                                     $        617,950
----------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.6%
                                    Department Stores -- 0.6%
        625,000              B/NR   Grupo Famsa SAB de CV, 7.25%, 6/1/20
                                    (144A)                                                $        634,375
        350,000         CCC+/Caa2   Neiman Marcus Group, Inc., 8.0%,
                                    10/15/21 (144A)                                                383,250
                                                                                          ----------------
                                    Total Retailing                                       $      1,017,625
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.4%
                                    Semiconductors -- 0.4%
        210,000              B/B2   Advanced Micro Devices, Inc., 6.75%,
                                    3/1/19 (144A)                                         $        217,875
        500,000              B/B2   Advanced Micro Devices, Inc., 7.5%,
                                    8/15/22                                                        520,000
                                                                                          ----------------
                                    Total Semiconductors & Semiconductor
                                    Equipment                                             $        737,875
----------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 1.4%
                                    Application Software -- 0.3%
        415,000             B-/B3   Interface Security Systems Holdings, Inc. /
                                    Interface Security Systems LLC, 9.25%,
                                    1/15/18 (144A)                                        $        423,300
----------------------------------------------------------------------------------------------------------
                                    Data Processing & Outsourced
                                    Services -- 0.5%
        404,000           B-/Caa1   First Data Corp., 8.25%, 1/15/21 (144A)               $        435,310
        250,000           B-/Caa1   First Data Corp., 10.625%, 6/15/21                             283,437
        225,000           BB-/Ba3   NeuStar, Inc., 4.5%, 1/15/23                                   195,750
                                                                                          ----------------
                                                                                          $        914,497
----------------------------------------------------------------------------------------------------------
                                    Systems Software -- 0.6%
      1,064,473(d)          NR/NR   Pegasus Solutions, Inc., 13.0%, 4/15/14
                                    (144A)                                                $        936,295
                                                                                          ----------------
                                    Total Software & Services                             $      2,274,092
----------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 2.3%
                                    Integrated Telecommunication Services -- 0.7%
        388,000         CCC+/Caa1   Cincinnati Bell, Inc., 8.75%, 3/15/18                 $        407,400
        300,000           BB-/Ba2   Frontier Communications Corp., 8.75%,
                                    4/15/22                                                        342,000
        350,000             NR/WR   PAETEC Holding Corp., 9.875%, 12/1/18                          381,500
                                                                                          ----------------
                                                                                          $      1,130,900
----------------------------------------------------------------------------------------------------------
                                    Wireless Telecommunication Services -- 1.6%
        250,000             B-/B3   Altice Finco SA, 8.125%, 1/15/24 (144A)               $        270,000
        300,000        (P)B/(P)B3   Altice SA, 7.75%, 5/15/22 (144A)                               312,750
        750,000           CC/Caa2   NII Capital Corp., 10.0%, 8/15/16                              281,250
        250,000             NR/NR   Unison Ground Lease Funding LLC, 5.78%,
                                    3/15/20 (144A)                                                 240,392
      1,115,000            BB/Ba3   Vimpel Communications Via VIP Finance
                                    Ireland, Ltd. OJSC, 9.125%, 4/30/18
                                    (144A)                                                       1,194,444

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 35

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    Wireless Telecommunication
                                    Services -- (continued)
RUB  14,400,000            BB/Ba3   VimpelCom Holdings BV, 9.0%, 2/13/18
                                    (144A)                                                $        378,118
                                                                                          ----------------
                                                                                          $      2,676,954
                                                                                          ----------------
                                    Total Telecommunication Services                      $      3,807,854
----------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 3.1%
                                    Airlines -- 0.9%
      1,000,000             B-/NR   Gol Finance, 9.25%, 7/20/20 (144A)                    $        995,000
        500,000            BB-/NR   TAM Capital 3, Inc., 8.375%, 6/3/21
                                    (144A)                                                         538,125
                                                                                          ----------------
                                                                                          $      1,533,125
----------------------------------------------------------------------------------------------------------
                                    Airport Services -- 0.4%
        577,680         CCC+/Caa1   Aeropuertos Argentina 2000 SA, 10.75%,
                                    12/1/20 (144A)                                        $        578,402
----------------------------------------------------------------------------------------------------------
                                    Highways & Railtracks -- 0.2%
MXN   4,500,000            BBB/NR   Red de Carreteras de Occidente SAPIB de CV,
                                    9.0%, 6/10/28 (144A)                                  $        317,722
----------------------------------------------------------------------------------------------------------
                                    Marine -- 0.4%
        500,000             B+/NR   Far East Capital, Ltd. SA, 8.0%, 5/2/18
                                    (144A)                                                $        352,500
        375,000          B+/(P)B2   Navios South American Logistics, Inc. /
                                    Navios Logistics Finance US, Inc., 7.25%,
                                    5/1/22 (144A)                                                  375,937
                                                                                          ----------------
                                                                                          $        728,437
----------------------------------------------------------------------------------------------------------
                                    Railroads -- 0.3%
        485,000              B/B3   Florida East Coast Holdings Corp., 6.75%,
                                    5/1/19 (144A)                                         $        498,338
----------------------------------------------------------------------------------------------------------
                                    Trucking -- 0.9%
      1,000,000             B-/B2   Jack Cooper Holdings Corp., 9.25%, 6/1/20
                                    (144A)                                                $      1,105,000
        425,000             B+/B1   Swift Services Holdings, Inc., 10.0%,
                                    11/15/18                                                       463,781
                                                                                          ----------------
                                                                                          $      1,568,781
                                                                                          ----------------
                                    Total Transportation                                  $      5,224,805
----------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 2.1%
                                    Electric Utilities -- 1.4%
        750,000            CCC/NR   Cia de Energia Electrica en Alta Tension
                                    Transener SA, 9.75%, 8/15/21 (144A)                   $        508,125
        625,000           NR/Caa2   DTEK Finance Plc, 7.875%, 4/4/18 (144A)                        508,419
        419,000           NR/Caa3   Empresa Distrbuidora Y Comercializadora
                                    Norte, 9.75%, 10/25/22 (144A)                                  314,250

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    Electric Utilities -- (continued)
        460,000(b)        BB+/Ba1   Enel SpA, 8.75%, 9/24/73 (144A)                       $        530,150
        225,000         BBB-/Baa3   PNM Resources, Inc., 9.25%, 5/15/15                            244,127
        240,000            D/Caa3   Texas Competitive Electric Holdings Co.,
                                    LLC / TCEH Finance, Inc., 11.5%, 10/1/20
                                    (144A)                                                         192,000
                                                                                          ----------------
                                                                                          $      2,297,071
----------------------------------------------------------------------------------------------------------
                                    Gas Utilities -- 0.7%
      1,156,600         CCC+/Caa1   Transportadora de Gas del Sur SA, 9.625%,
                                    5/14/20 (144A)                                        $      1,163,829
                                                                                          ----------------
                                    Total Utilities                                       $      3,460,900
----------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS & NOTES
                                    (Cost $164,352,061)                                   $    168,313,938
----------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE BONDS & NOTES --
                                    2.5% of Net Assets
                                    DIVERSIFIED FINANCIALS -- 0.1%
                                    Asset Management & Custody Banks -- 0.1%
        120,000            BBB/NR   Apollo Investment Corp., 5.75%, 1/15/16               $        126,975
                                                                                          ----------------
                                    Total Diversified Financials                          $        126,975
----------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                    Health Care Equipment & Services -- 0.7%
      1,040,000(c)          B+/NR   Hologic, Inc., 2.0%, 12/15/37                         $      1,170,650
----------------------------------------------------------------------------------------------------------
                                    Health Care Services -- 0.0%+
         15,000             B+/B2   Omnicare, Inc., 3.25%, 12/15/35                       $         15,750
                                                                                          ----------------
                                    Total Health Care Equipment & Services                $      1,186,400
----------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 1.1%
                                    Diversified Chemicals -- 1.0%
      1,900,000(j)          B+/NR   Hercules, Inc., 6.5%, 6/30/29                         $      1,630,437
----------------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 0.1%
        100,000             BB/NR   Vedanta Resources Jersey, Ltd., 5.5%,
                                    7/13/16                                               $        100,900
                                                                                          ----------------
                                    Total Materials                                       $      1,731,337
----------------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.4%
                                    Movies & Entertainment -- 0.4%
        659,000              B/NR   Live Nation Entertainment, Inc., 2.875%,
                                    7/15/27                                               $        667,238
                                                                                          ----------------
                                    Total Media                                           $        667,238
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 37

----------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY
                                    & LIFE SCIENCES -- 0.1%
                                    Biotechnology -- 0.1%
        250,000             NR/NR   Corsicanto, Ltd., 3.5%, 1/15/32                       $        180,312
                                                                                          ----------------
                                    Total Pharmaceuticals, Biotechnology
                                    & Life Sciences                                       $        180,312
----------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR
                                    EQUIPMENT -- 0.1%
                                    Semiconductors -- 0.1%
        250,000             NR/NR   ReneSola, Ltd., 4.125%, 3/15/18 (144A)                $        197,344
                                                                                          ----------------
                                    Total Semiconductors & Semiconductor
                                    Equipment                                             $        197,344
----------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE BONDS & NOTES
                                    (Cost $3,316,864)                                     $      4,089,606
----------------------------------------------------------------------------------------------------------
                                    SOVEREIGN DEBT OBLIGATIONS --
                                    1.8% of Net Assets
                                    Argentina -- 0.2%
        376,480           CCC+/NR   Province of Salta Argentina, 9.5%, 3/16/22
                                    (144A)                                                $        374,221
----------------------------------------------------------------------------------------------------------
                                    Brazil -- 0.2%
BRL     750,000         BBB-/Baa2   Brazilian Government International Bond,
                                    10.25%, 1/10/28                                       $        357,999
----------------------------------------------------------------------------------------------------------
                                    Ghana -- 0.5%
GHS     600,000             NR/NR   Ghana Government Bond, 19.24%, 5/30/16                $        193,529
GHS     300,000             NR/NR   Ghana Government Bond, 21.0%, 10/26/15                         100,966
GHS     150,000             NR/NR   Ghana Government Bond, 26.0%, 6/5/17                            54,040
        500,000              B/B1   Republic of Ghana, 7.875%, 8/7/23
                                    (144A)                                                         462,500
                                                                                          ----------------
                                                                                          $        811,035
----------------------------------------------------------------------------------------------------------
                                    Mexico -- 0.5%
MXN     500,000              A/A3   Mexican Bonos, 7.5%, 6/3/27                           $         41,476
MXN   8,870,000              A/A3   Mexican Bonos, 7.75%, 11/13/42                                 714,085
MXN     308,964              A/A3   Mexican Udibonos, 3.5%, 12/14/17                                25,403
                                                                                          ----------------
                                                                                          $        780,964
----------------------------------------------------------------------------------------------------------
                                    Nigeria -- 0.3%
NGN  79,000,000             NR/NR   Nigeria Government Bond, 16.0%, 6/29/19               $        544,616
----------------------------------------------------------------------------------------------------------
                                    Ukraine -- 0.1%
        100,000          CCC/Caa3   Ukraine Government International Bond,
                                    6.75%, 11/14/17 (144A)                                $         84,250
----------------------------------------------------------------------------------------------------------
                                    TOTAL SOVEREIGN DEBT OBLIGATIONS
                                    (Cost $3,276,543)                                     $      2,953,085
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

----------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
----------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS -- 0.8% of Net Assets
                                    DIVERSIFIED FINANCIALS -- 0.0%+
                                    Other Diversified Financial Services -- 0.0%+
            731(k)                  BTA Bank JSC (G.D.R.) (144A)                          $            402
                                                                                          ----------------
                                    Total Diversified Financials                          $            402
----------------------------------------------------------------------------------------------------------
                                    ENERGY -- 0.0%+
                                    Oil & Gas Exploration & Production -- 0.0%+
            808(k)                  Halcon Resources Corp.                                $          4,460
                                                                                          ----------------
                                    Total Energy                                          $          4,460
----------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.0%+
                                    Systems Software -- 0.0%+
          2,114(d)(k)               Perseus Holding Corp. (144A)                          $          3,171
                                                                                          ----------------
                                    Total Software & Services                             $          3,171
----------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.8%
                                    Air Freight & Logistics -- 0.7%
            943(k)                  CEVA Holdings LLC                                     $      1,193,287
----------------------------------------------------------------------------------------------------------
                                    Marine -- 0.1%
        247,509(d)(k)               Horizon Lines, Inc., Class A                          $        172,031
                                                                                          ----------------
                                    Total Transportation                                  $      1,365,318
----------------------------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCKS
                                    (Cost $1,558,707)                                     $      1,373,351
----------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE PREFERRED STOCKS --
                                    0.4% of Net Assets
                                    DIVERSIFIED FINANCIALS -- 0.3%
                                    Other Diversified Financial Services -- 0.3%
            470(f)                  Bank of America Corp., 7.25%                          $        534,977
                                                                                          ----------------
                                    Total Diversified Financials                          $        534,977
----------------------------------------------------------------------------------------------------------
                                    ENERGY -- 0.1%
                                    Oil & Gas Exploration & Production -- 0.1%
            200(f)(k)               Halcon Resources Corp., 5.75%                         $        191,425
                                                                                          ----------------
                                    Total Energy                                          $        191,425
----------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (Cost $524,900)                                       $        726,402
----------------------------------------------------------------------------------------------------------
                                    PREFERRED STOCKS -- 5.2% of
                                    Net Assets
                                    BANKS -- 0.3%
                                    Diversified Banks -- 0.3%
            500(b)(f)               AgStar Financial Services ACA, 6.75% (144A)           $        506,219
                                                                                          ----------------
                                    Total Banks                                           $        506,219
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 39

-----------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
-----------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.7%
                                    Other Diversified Financial Services -- 0.7%
         40,675(b)                  GMAC Capital Trust I, 8.125%                          $      1,118,156
                                                                                          -----------------
                                    Total Diversified Financials                          $      1,118,156
-----------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 4.1%
                                    Reinsurance -- 4.1%
        673,438(d)(k)               Altair Re                                             $        812,166
      2,500,000(d)(k)               Altair Re II, Ltd.                                           2,558,250
         15,000(d)(k)               Lorenz Re, Ltd.                                              1,813,200
      1,500,000(d)(k)               Pangaea Re                                                   1,668,615
                                                                                          -----------------
                                                                                          $      6,852,231
                                                                                          -----------------
                                    Total Insurance                                       $      6,852,231
-----------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.1%
                                    Data Processing & Outsourced Services -- 0.1%
          1,110(d)(k)               Perseus Holding Corp., 14.0% (144A)                   $         91,020
                                                                                          -----------------
                                    Total Software & Services                             $         91,020
-----------------------------------------------------------------------------------------------------------
                                    TOTAL PREFERRED STOCKS
                                    (Cost $7,598,684)                                     $      8,567,626
-----------------------------------------------------------------------------------------------------------
                                    RIGHT/WARRANT -- 0.0%+ of Net Assets
                                    AUTOMOBILES & COMPONENTS -- 0.0%+
                                    Auto Parts & Equipment -- 0.0%+
             86(k)                  Lear Corp., Expires 11/9/14                           $         14,193
                                                                                          -----------------
                                    Total Automobiles & Components                        $         14,193
-----------------------------------------------------------------------------------------------------------
                                    TOTAL RIGHT/WARRANT
                                    (Cost $4,645)                                         $         14,193
-----------------------------------------------------------------------------------------------------------
                                    PURCHASED PUT OPTION -- 0.0%+
        672,138                     U.S. Dollar versus Turkish Lira                       $         11,837
-----------------------------------------------------------------------------------------------------------
                                    TOTAL PURCHASED PUT OPTION
                                    (Cost $11,073)                                        $         11,837
-----------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SECURITIES -- 138.6%
                                    (Cost -- $225,564,480) (l) (m)                        $    230,881,166
-----------------------------------------------------------------------------------------------------------
                                    WRITTEN CALL OPTION -- (0.0)%+
       (672,138)                    U.S. Dollar versus Turkish Lira                       $         (4,052)
-----------------------------------------------------------------------------------------------------------
                                    TOTAL WRITTEN CALL OPTION
                                    (Premiums Received $(11,073))                         $         (4,052)
-----------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS AND LIABILITIES -- (38.6)%               $    (64,265,765)
-----------------------------------------------------------------------------------------------------------
                                    NET ASSETS APPLICABLE TO
                                    COMMON SHAREOWNERS -- 100.0%                          $    166,611,349
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

+       Amount rounds less than 0.1%.

NR      Security not rated by S&P or Moody's.

WR      Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2014, the value of these securities amounted to $126,123,428, or 75.7% of total net assets applicable to common shareowners.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2014.

(a) Floating rate note. The interest rate shown is the coupon rate at April 30, 2014.

(b) The interest rate is subject to change periodically. The interest shown is the rate at April 30, 2014.

(c) Debt obligation initially issued at one coupon rate which converts to a higher coupon rate at a specific date. The rate interest shown is the rate at April 30, 2014.

(d) Indicates a security that has been deemed illiquid. As of April 30, 2014 the aggregate cost of illiquid securities in the Trust's portfolio was $20,499,662. As of that date, the aggregate value of illiquid securities in the Trust's portfolio of $20,411,858 represented 12.3% of total net assets applicable to common shareowners.

(e)     Security is in default and is non-income producing.

(f)     Security is perpetual in nature and has no stated maturity date.

(g) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(h) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements --
        Note 1A.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)     Security is priced as a unit.

(k)     Non-income producing.

(l) At April 30, 2014, the net unrealized appreciation on investments based on cost for federal tax purposes of $227,905,114 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                            $13,387,706

        Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                            (10,411,654)
                                                                                -----------
        Net unrealized appreciation                                             $ 2,976,052
                                                                                ===========

For financial reporting purposes net unrealized appreciation on investments was $5,316,686 and cost of investments aggregated $225,564,480.

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 41

(m) Distributions of Investments by country of issue, as a percentage of total investments in securities, is as follows:

United States                                                             60.8%
Cayman Islands                                                             7.6
Bermuda                                                                    7.5
Luxembourg                                                                 3.5
Ireland                                                                    3.3
Argentina                                                                  2.2
Netherlands                                                                2.0
United Kingdom                                                             1.6
Canada                                                                     1.6
Mexico                                                                     1.5
Brazil                                                                     1.2
Austria                                                                    1.1
Other (individually less than 1%)                                          6.1
                                                                         -----
                                                                         100.0%
                                                                         =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2014 aggregated $88,337,086 and $91,177,671, respectively.

Glossary of Terms:

(G.D.R.) Global Depositary Receipt
Principal amounts are denominated in U.S. dollars unless otherwise noted.

BRL  -- Brazilian Real
CAD  -- Canadian Dollar
EUR  -- Euro
GBP  -- Great British Pound
GHS  -- Ghanaian Cedis
MXN  -- Mexican Peso
NGN  -- Nigeria Naira
RUB  -- Russian Ruble

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

The following is a summary of the inputs used as of April 30, 2014, in valuing the Trust's investments.

-------------------------------------------------------------------------------------------
                                     Level 1    Level 2         Level 3       Total
-------------------------------------------------------------------------------------------
Asset Backed Securities              $       -- $   3,421,120   $        --   $  3,421,120
Collateralized Mortgage Obligations          --     4,278,265            --      4,278,265
Commercial Mortgage-Backed
  Securities                                 --       742,794            --        742,794
Senior Secured Floating Rate
  Loan Interests                             --    36,388,949            --     36,388,949
Corporate Bonds & Notes
Materials
  Diversified Metals & Mining                --     2,693,525       146,250      2,839,775
Insurance
  Reinsurance                                --    34,530,663     8,046,566     42,577,229
  Property & Casualty Insurance              --        84,274     3,588,313      3,672,587
All Other Corporate Bonds
  & Notes                                    --   119,224,347            --    119,224,347
Convertible Bonds & Notes                    --     4,089,606            --      4,089,606
Sovereign Debt Obligations                   --     2,953,085            --      2,953,085
Common Stocks
Transportation
  Air Freight & Logistics                    --     1,193,287            --      1,193,287
Software & Services
  Systems Software                           --         3,171            --          3,171
All Other Common Stocks                 176,893            --            --        176,893
Convertible Preferred Stocks
Energy
  Oil & Gas Exploration
     & Production                            --       191,425            --        191,425
All Other Convertible
  Preferred Stocks                      534,977            --            --        534,977
Preferred Stocks
Insurance
  Reinsurance                                --            --     6,852,231      6,852,231
Banks
  Diversified Banks                          --       506,219            --        506,219
Software & Services
  Data Processing & Outsourced
     Services                                --        91,020            --         91,020
All Other Preferred Stocks            1,118,156            --            --      1,118,156
Right/Warrant                            14,193            --            --         14,193
Purchased Options                            --        11,837            --         11,837
-------------------------------------------------------------------------------------------
Total Investments in Securities      $2,350,438  $209,897,368   $18,633,360   $230,881,166
===========================================================================================
Other Financial Instruments
  Net depreciation on Forward
     Foreign Currency
     Contracts                       $       --  $    (38,577)  $        --   $    (38,577)
  Written Options                            --        (4,052)           --         (4,052)
-------------------------------------------------------------------------------------------
Total Other Financial Instruments    $       --  $    (42,629)  $        --   $    (42,629)
===========================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 43

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                         Change in
                  Balance     Realized   Unrealized                                    Accrued     Transfers  Transfers  Balance
                  as of       gain       appreciation                                  discounts/  in to      out of     as of
                  4/30/13     (loss)(1)  (depreciation)(2)  Purchases    Sales         premiums    Level 3*   Level 3*   4/30/14
------------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds
& Notes
Materials
  Diversified
     Metals &
     Mining       $       --  $   --     $  (3,750)         $   150,000  $         --  $     --    $  --      $  --      $   146,250
Insurance
  Reinsurance      2,588,700   7,629       424,085            7,528,448    (2,500,000)   (2,295)      --         --        8,046,566
  Property &
     Casualty
     Insurance     3,754,107      --      (165,795)                  --            --        --       --         --        3,588,313
Preferred Stocks
Insurance
  Reinsurance      3,509,600      --       677,943            3,991,250    (1,326,562)       --       --         --        6,852,231
------------------------------------------------------------------------------------------------------------------------------------
Total             $9,852,407  $7,629     $ 932,483          $11,669,698  $ (3,826,562) $ (2,295)   $  --      $  --      $18,633,360
====================================================================================================================================

*   Transfers are calculated on the beginning of period value.

(1) Realized gain (loss) on these securities is included in the realized gain
    (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 4/30/14: $1,033,528.

The following table presents additional information about valuation techniques and inputs used for investments that were measured at fair value and categorized as Level 3 at April 30, 2014:

                             Fair Value          Valuation         Unobservable        Value/
                             4/30/14            Technique(s)           Input            Range
==================================================================================================
Corporate Bonds & Notes      $8,192,816           Broker           Proprietary     $0.9750-254.42
                                                  Quote            Broker Model       per bond
--------------------------------------------------------------------------------------------------
Corporate Bonds & Notes**    $3,588,313           Market          Yield premium         1.05%
                                                Comparables
--------------------------------------------------------------------------------------------------
Preferred Stocks             $6,852,231           Broker            Proprietary    $1.023-120.88
                                                  Quote            Broker Model       per share
--------------------------------------------------------------------------------------------------

** The significant unobservable input used in the fair value measurement of corporate bonds and notes is yield premium. Significant increases (decreases) in this input could result in a significantly higher (lower) fair value measurement.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

Statement of Assets and Liabilities | 4/30/14

ASSETS:
  Investments in securities, at value (cost $225,564,480)            $230,881,166
  Receivables --
     Investment securities sold                                         3,315,725
     Interest receivable                                                3,503,712
  Reinvestment of distributions                                            40,953
  Other assets                                                             61,700
----------------------------------------------------------------------------------
        Total assets                                                 $237,803,256
----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Outstanding borrowing                                           $ 67,000,000
     Investment securities purchased                                      300,843
  Written Options (premiums received $11,073)                               4,052
  Due to affiliates                                                       163,080
  Administration fee payable                                               58,179
  Net unrealized depreciation on forward foreign currency contracts        38,577
  Interest payable                                                          3,071
  Due to custodian (cost $172,131)                                      3,504,842
  Accrued expenses                                                        119,263
----------------------------------------------------------------------------------
        Total liabilities                                            $ 71,191,907
----------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                    $194,393,456
  Distributions in excess of net investment income                     (1,667,878)
  Accumulated net realized loss on investment and foreign
     currency transactions                                            (31,390,022)
  Net unrealized appreciation on investments                            5,316,686
  Net unrealized appreciation on written options                            7,021
  Net unrealized depreciation on forward foreign currency
     contracts and other assets and liabilities denominated
     in foreign currencies                                                (47,904)
----------------------------------------------------------------------------------
        Net assets applicable to common shareowners                  $166,611,349
----------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
  Based on $166,611,349 /8,320,167 common shares                     $      20.03
==================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 45

Statement of Operations

For the Year Ended 4/30/14

INVESTMENT INCOME:
  Interest                                                 $ 19,027,498
  Dividends                                                     164,062
  Facility and other fees                                       365,916
---------------------------------------------------------------------------------------
     Total Investment income                                              $ 19,557,476
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $  1,998,581
  Administrative reimbursements                                 122,953
  Transfer agent fees and expenses                                8,784
  Shareowner communication expense                               12,168
  Custodian fees                                                 43,329
  Professional fees                                              65,090
  Printing expenses                                              13,500
  Trustees' fees                                                  6,604
  Pricing fees                                                   29,090
  Miscellaneous                                                  49,693
---------------------------------------------------------------------------------------
     Net operating expenses                                               $  2,349,792
---------------------------------------------------------------------------------------
        Interest expense                                                  $    743,785
---------------------------------------------------------------------------------------
     Net operating expenses and interest expense                          $  3,093,577
---------------------------------------------------------------------------------------
        Net investment income                                             $ 16,463,899
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
     Investments                                           $ (3,551,259)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies      (461,161)  $ (4,012,420)
---------------------------------------------------------------------------------------
  Change in net unrealized appreciation on:
     Investments                                           $    891,313
     Written options                                              7,021
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        59,756   $    958,090
---------------------------------------------------------------------------------------
  Net loss on investments                                                 $ (3,054,330)
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                    $ 13,409,569
=======================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                                  Year Ended      Year Ended
                                                                  4/30/14         4/30/13
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $  16,463,899   $  18,526,936
Net realized gain (loss) on investments and foreign
  currency transactions                                              (4,012,420)        334,053
Change in unrealized appreciation (depreciation) on investments,
  written options and foreign currency transactions                     958,090       7,932,614
------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations        $  13,409,569   $  26,793,603
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income ($2.29 and $2.04 per
   share, respectively)                                           $ (19,031,655)  $ (16,884,599)
------------------------------------------------------------------------------------------------
      Total distributions to common shareowners                   $ (19,031,655)  $ (16,884,599)
------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                     $     587,349   $     591,527
------------------------------------------------------------------------------------------------
      Net increase in net assets from Trust
         share transactions                                       $     587,349   $     591,527
------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                       $  (5,034,737)  $  10,500,531
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                                   171,646,086     161,145,555
------------------------------------------------------------------------------------------------
End of year                                                       $ 166,611,349   $ 171,646,086
------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income  $  (1,610,823)  $     956,803
================================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 47

Statement of Cash Flows

For the Year Ended April 30, 2014

Cash Flows From Operating Activities
   Net increase in net assets resulting from operations                        $   13,409,569
----------------------------------------------------------------------------------------------
Adjustments to reconcile Net Increase in net assets resulting from operations to Net Cash and Foreign Currency provided by Operating Activities
   Purchase of investment securities                                           $ (367,939,670)
   Proceeds from disposition of investment securities                             374,807,526
   Net accretion and amortization of discount/premium on corporate
      debt obligations and short term investments                                    (869,053)
   Premiums received from written options                                              11,073
   Increase in receivable for investments sold                                     (1,705,965)
   Decrease in interest receivable                                                    565,196
   Decrease in reinvestment of distributions                                            2,639
   Decrease in prepaid expenses                                                            11
   Decrease in other assets                                                             7,459
   Decrease in interest payable                                                          (629)
   Decrease in administration fee payable                                              (1,242)
   Decrease in payable for investment securities purchased                         (3,225,173)
   Decrease in due to affiliates                                                      (21,127)
   Decrease in accrued expenses                                                       (15,866)
   Increase in due to custodian                                                     2,124,579
   Change in unrealized appreciation of investments                                  (891,313)
   Change in unrealized appreciation of written options                                (7,021)
   Change in unrealized appreciation of forward foreign currency contracts            (78,410)
   Net realized loss from investments                                               3,551,259
----------------------------------------------------------------------------------------------
      Net cash and foreign currency provided by operating activities           $   19,723,842
----------------------------------------------------------------------------------------------
Cash flows Used Financing Activities:
   Reinvestment of distributions                                               $      587,349
   Decrease in notes payable                                                       (2,000,000)
   Cash dividends paid to common shareholders                                     (19,031,655)
----------------------------------------------------------------------------------------------
      Net cash flow used in financing activities                               $  (20,444,306)
----------------------------------------------------------------------------------------------
Cash and Foreign Currency
   Beginning of the year                                                       $      720,464
----------------------------------------------------------------------------------------------
   End of year                                                                 $           --
==============================================================================================
Cash Flow Information
   Cash paid for interest                                                      $      744,414
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                                                  Year            Year
                                                            Year       Year       Ended           Ended           Year
                                                            Ended      Ended      4/30/12         4/30/11         Ended
                                                            4/30/14    4/30/13    (Consolidated)  (Consolidated)  4/30/10
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of year                          $  20.70   $  19.51   $  21.01        $  20.17        $  13.94
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
   Net investment income                                    $   1.98   $   2.24   $   2.10        $   2.03        $   1.76
   Net realized and unrealized gain (loss) on investments,
      written options and foreign currency transactions        (0.36)      0.99      (1.64)           0.73            6.48
---------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                     $   1.62   $   3.23   $   0.46        $   2.76        $   8.24
---------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income                                       (2.29)     (2.04)     (1.96)          (1.92)          (1.69)
   Tax return of capital                                          --         --         --              --           (0.32)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  (0.67)  $   1.19   $  (1.50)       $   0.84        $   6.23
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year(b)                             $  20.03   $  20.70   $  19.51        $  21.01        $  20.17
---------------------------------------------------------------------------------------------------------------------------
Market value, end of year(b)                                $  20.85   $  21.82   $  20.13        $  21.95        $  20.46
===========================================================================================================================
Total return at market value(c)                                 7.12%     19.98%      1.35%          17.95%          73.25%
Ratios to average net assets
   Total expenses plus interest expense(d)                      1.86%      1.97%      2.04%           2.20%           2.22%
   Net investment income                                        9.88%     11.26%     10.75%          10.02%           9.84%
Portfolio turnover                                                38%        34%        24%             30%             24%
Net assets, end of year (in thousands)                      $166,611   $171,646   $161,146        $172,882        $165,281

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 49

---------------------------------------------------------------------------------------------------------------------------
                                                                                  Year            Year
                                                            Year       Year       Ended           Ended           Year
                                                            Ended      Ended      4/30/12         4/30/11         Ended
                                                            4/30/14    4/30/13    (Consolidated)  (Consolidated)  4/30/10
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets before waivers and
   reimbursements of expenses
   Net operating expenses                                       1.41%      1.49%      1.48%           1.64%           1.61%
   Total operating expenses plus interest expense(d)            1.86%      1.97%      2.04%           2.22%           2.44%
   Net investment income                                        9.88%     11.26%     10.75%          10.00%           9.62%
===========================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Includes interest expense of 0.45%, 0.48%, 0.56%, 0.58% and 0.83%, respectively.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

Notes to Financial Statements | 4/30/14

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service broker quotes will be solicited. Fixed-income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 51 asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

    Securities and loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair value on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

    At April 30, 2014, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing 2.2% of net assets applicable to common shareowners. The value of these fair valued securities are $3,734,563.

    Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

    Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

52 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of April 30, 2014, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 53

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At April 30, 2014, the Trust reclassified $56,925 to decrease Distributions in excess of net investment income, $56,926 to increase accumulated net realized loss on investments and foreign currency transactions and $1 to decrease Paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

    At April 30, 2014, the Trust was permitted to carry forward $4,901,516 of long term and $708,926 of short term losses without limitation. Additionally, at April 30, 2014, the Trust had a net capital loss carry forward of $23,843,173 of which the following amounts will expire between 2016 and 2019 if not utilized: $231,744 in 2016, $413,150 in 2017,
    $21,948,862 in 2018, and $1,249,417 in 2019. Since unlimited losses are required to be used first, loss carry forwards that are subject to expiration may be more likely to expire unused.

    The Trust has elected to defer $1,642,624 of capital losses recognized between November 1, 2013 and April 30, 2014 to its fiscal year ending April 30, 2015.

    The tax character of current year distributions payable to common and preferred shareowners will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended April 30, 2014 was as follows:

    ----------------------------------------------------------------------------
                                                      2014                  2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                             19,031,655           $16,884,599
    ----------------------------------------------------------------------------
         Total                                  19,031,655           $16,884,599
    ============================================================================

54 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2014:

    ----------------------------------------------------------------------------
                                                                          2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                $     755,799
    Capital loss carryforward                                      (29,453,615)
    Post-October loss deferred                                      (1,642,624)
    Unrealized appreciation                                          2,558,333
    ----------------------------------------------------------------------------
         Total                                                   $ (27,782,107)
    ============================================================================

    The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other temporary book/tax differences.

E.  Risks

    Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

    The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. The trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 55 active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. Additionally, the Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as hurricane or an earthquake of a specific magnitude. In addition to the specific trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than would investments in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.  Automatic Dividend Reinvestment Plan

    All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
    Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

    If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the

56 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

    Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

    Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

H.  Option Writing

    The Trust may write put and covered call options to seek to increase total return. When an option is written, the Trust receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Trust writes an option, an amount equal to the premium received by the Trust is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Trust on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 57

    Trust has realized a gain or loss. The Trust as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of option contracts open for the year ended April 30, 2014 was $10,888. Written call and put option contracts outstanding at period end are listed at the end of the Trust's schedule of investments.

    The Trust held one written call option contract that was open at April 30, 2014. If the call option was exercised at April 30, 2014, the maximum amount the Fund would have been required to pay was $4,052.

    Transactions in written call options for the year ended April 30, 2014 are summarized as follows:

    ----------------------------------------------------------------------------
                                          Number of Contracts  Premiums Received
    ----------------------------------------------------------------------------
    Options open at beginning of year                      --           $     --
    Options written                                   672,138             11,073
    Options terminated in closing transactions             --                 --
    Options expired                                        --                 --
    ----------------------------------------------------------------------------
    Options open at end of year                       672,138           $ 11,073
    ============================================================================

I.  Purchased Options

    The Trust may purchase put and call options to seek increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Trust's financial statements. As the purchaser of an index option, the Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options during the year ended April 30, 2014 was $7,953. Purchased option contracts outstanding at year end are listed at the end of the Trust's schedule of investments.

58 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended April 30, 2014, the net management fee was 0.85% of the Trust's average daily managed assets, which was equivalent to 1.20% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At April 30, 2014 $221,259 was payable to PIM related to management costs, administrative costs and certain other services and is included in "Due to affiliates" and "Administration fee payable" on the Statement of Assets and Liabilities.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust at negotiated rates. In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended April 30, 2014, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

At April 30, 2014, the Trust had entered forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended April 30, 2014 was $9,066,309.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 59

Open foreign currency contracts at April 30, 2014 were as follows:

--------------------------------------------------------------------------------
            Net                                                   Net
            Contracts     In                                      Unrealized
            to Receive/   Exchange      Settlement                Appreciation/
Currency    (Deliver)     For US$       Date        US$ Value     (Depreciation)
--------------------------------------------------------------------------------
BRL            550,000    $   228,890   6/6/14      $   243,773   $ 14,883
EUR            350,000        483,853   6/11/14         485,472      1,619
EUR         (5,079,308)    (7,022,606)  6/11/14      (7,045,318)   (22,712)
EUR         (1,383,642)    (1,909,057)  4/24/15      (1,919,233)   (10,176)
GBP           (459,062)      (748,210)  5/6/14         (775,194)   (26,984)
PHP         46,000,000      1,027,015   5/13/14       1,031,808      4,793
--------------------------------------------------------------------------------
  Total                                                            $(38,577)
================================================================================

6. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities as of April 30, 2014.

Assets:

-------------------------------------------------------------------------------------------
                              Gross
                              Amounts      Net             Gross Amounts Not Offset
                              Offset       Amounts of        in the Statement of
                              in the       Assets           Assets and Liabilities
                  Gross       Statement    Presented In   -------------------------
                  Amounts of  of Assets    the Statement               Cash
                  Recognized  and          of Assets and  Financial    Collateral  Net
Description       Assets      Liabilities  Liabilities    Instruments  Received    Amount
-------------------------------------------------------------------------------------------
Forward
Foreign
Currency
Contracts         $   21,295  $ (21,295)   $  --          $  --        $  --       $ 21,295
-------------------------------------------------------------------------------------------
                  $   21,295  $ (21,295)   $  --          $  --        $  --       $ 21,295
===========================================================================================

Liabilities:

--------------------------------------------------------------------------------------------
                               Gross
                               Amounts      Net             Gross Amounts Not Offset
                               Offset       Amounts of        in the Statement of
                               in the       Assets           Assets and Liabilities
                  Gross        Statement    Presented In   -------------------------
                  Amounts of   of Assets    the Statement               Cash
                  Recognized   and          of Assets and  Financial    Collateral  Net
Description       Liabilities  Liabilities  Liabilities    Instruments  Received    Amount
--------------------------------------------------------------------------------------------
Forward
Foreign
Currency
Contracts         $   59,872   $ (21,295)   $     38,577   $  --        $  --       $ 38,577
--------------------------------------------------------------------------------------------
Written Options   $    4,052   $      --           4,052   $  --        $  --       $  4,052
--------------------------------------------------------------------------------------------
                  $   63,924   $ (21,295)   $     42,629   $  --        $  --       $ 42,629
============================================================================================

60 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

7. Loan Agreement

Effective January 31, 2014, the Trust extended the maturity of its existing Revolving Credit Facility (the Credit Agreement) with the Bank of Nova Scotia; the amount of the facility remains at $75 million.

At April 30, 2014, the Trust had a borrowing outstanding under the Credit Agreement totaling $67,000,000. The interest rate charged at April 30, 2014 was 1.00%. During the year ended April 30, 2014, the average daily balance was $67,816,667 at a weighted average interest rate of 1.06%. With respect to the loan, interest expense of $743,785 is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities, not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowings outstanding. As of the date indicated below, the Trust's debt outstanding and asset coverage were as follows:

--------------------------------------------------------------------------------
                                   Total Amount                Asset coverage
                                   of Debt                     Per $1,000 of
Date                               Outstanding                 Indebtedness
--------------------------------------------------------------------------------
April 30, 2014                     $67,000,000                 $3,487
================================================================================

8. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the year ended April 30, 2014 and April 30, 2013 were as follows:

--------------------------------------------------------------------------------
                                                        4/30/14          4/30/13
--------------------------------------------------------------------------------
Shares outstanding at beginning of year               8,290,790        8,261,236
Reinvestment of distributions                            29,377           29,554
--------------------------------------------------------------------------------
Shares outstanding at end of year                     8,320,167        8,290,790
================================================================================

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 61

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of April 30, 2014 were as follows:

-------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as            Asset Derivatives 2014           Liabilities Derivatives 2014
Hedging Instruments         ---------------------------------------------------------------
Under Accounting            Statement of Assets              Statement of Assets
Standards Codification      and Liabilities                  and Liabilities
(ASC) 815                   Location            Value        Location           Value
-------------------------------------------------------------------------------------------
Forward foreign             Net unrealized                   Net unrealized
currency contracts          appreciation on                  depreciation on
                            forward foreign                  forward foreign
                            currency contracts  $  --        currency contracts $(38,577)
Written options             Net unrealized                   Net unrealized
                            appreciation on                  depreciation on
                            written options     $  --        written options    $ (4,052)
-------------------------------------------------------------------------------------------
    Total                                       $  --                           $(42,629)
-------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2014 was as follows:

---------------------------------------------------------------------------------------------------
                                                                                   Change in
Derivatives Not                                                      Realized      Unrealized
Accounted for as                                                     Gain or       Appreciation or
Hedging Instruments                                                  (Loss) on     (Depreciation)
Under Accounting               Location of Gain or (Loss)            Derivatives   on Derivatives
Standards Codification         on Derivatives Recognized             Recognized    Recognized
(ASC) 815                      in Income                             in Income     in Income
---------------------------------------------------------------------------------------------------
Forward foreign                Net realized gain (loss) on
currency contracts             forward foreign currency
                               contracts and other assets
                               and liabilities denominated
                               in foreign currencies                 $(472,920)
---------------------------------------------------------------------------------------------------
Forward foreign                Change in net unrealized
currency contracts             appreciation (depreciation) on
                               forward foreign currency
                               contracts and other assets
                               and liabilities denominated in
                               foreign currencies                                  $78,410
---------------------------------------------------------------------------------------------------
Written options                Change in unrealized appreciation
                               (depreciation) on written options                   $ 7,021
---------------------------------------------------------------------------------------------------
Purchased options              Change in unrealized appreciation
                                (depreciation) on purchased options  $     764
---------------------------------------------------------------------------------------------------

62 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

10. Subsequent Events

The Board of Trustees of the Trust declared on May 5, 2014 a monthly dividend from undistributed net investment income of $0.16 per common share payable May 30, 2014, to shareowners of record on May 19, 2014.

Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Trust, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Trust's independent registered public accounting firm for the fiscal year ending April 30, 2015. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Trust's independent registered public accounting firm, effective upon completion of the audit of the Trust's financial statements for the fiscal year ended April 30, 2014.

During the periods that Ernst & Young LLP served as the Trust's independent registered public accounting firm, including the Trust's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Trust have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events to the kind described in Item 304(a)(i)(v) of Regulation S-K under the Securities and Exchange Act of 1934.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Diversified High Income Trust:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Diversified High Income Trust (the "Trust"), including the schedule of investments, as of April 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Diversified High Income Trust at April 30, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
June 25, 2014

64 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

ADDITIONAL INFORMATION (unaudited)

During the year, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the share-owners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

IMPORTANT TAX INFORMATION (unaudited)

    Interest-Related Dividends for Non-U.S. Residents                  59.47%*

* Represents the portion of the taxable ordinary income dividends eligible for tax exemption from U.S. withholding tax for non-resident aliens and foreign corporations.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 65

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Diversified High Income Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in March 2013 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Trust were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Trust provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment

66 Pioneer Diversified High Income Trust | Annual Report | 4/30/14 management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio managers of the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

The Trustees review the Trust's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the second quintile of its Morningstar category for the one year period ended June 30, 2013, in the third quintile of its Morningstar category for the five year period ended June 30, 2013, and in the fourth quintile of its Morningstar category for the three year period ended June 30, 2013. The Trustees also considered that the Trust's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Trust's benchmark index for the same period. The Trustees also reviewed data provided by PIM showing how leverage had benefited the Trust's common shareholders. The Trustees noted the discussions held throughout the year regarding the Trust's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. They indicated that they were satisfied with the discussions with PIM with respect to the Trust's performance.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 67

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Trust's management fee (based on managed assets) for the twelve months ended June 30, 2013 was in the fourth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees also considered that the Trust's expense ratio (based on managed assets) for the twelve months ended June 30, 2013 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the investment management expertise and resources required to implement the Trust's complex investment strategy given the multiple asset classes in which the Trust invests. The Trustees also considered that the Trust did not have a clear cut peer group, noting that other funds in the peer group invested primarily in traditional high yield bonds.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Trust and non-Trust services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

68 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 69

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

70 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held with the Trust Length of Service              Principal Occupation                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Class II Trustee since 2007.   Private investor (2004-2008 and         Director, Broadridge Financial
Chairman of the Board        Term expires in 2015.          2013-present); Chairman (2008 - 2013)   Solutions, Inc. (investor
and Trustee                                                 and Chief Executive Officer (2008 -     communications and securities
                                                            2012), Quadriserv, Inc. (technology     processing provider for
                                                            products for securities lending         financial services industry)
                                                            industry); and Senior Executive Vice    (2009 - present); Director,
                                                            President, The Bank of New York         Quadriserv, Inc. (2005 -
                                                            (financial and securities services)     2013); and Commissioner, New
                                                            (1986 - 2004)                           Jersey State Civil Service
                                                                                                    Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Class III Trustee since 2007.  Managing Partner, Federal City Capital  Director of Enterprise
Trustee                      Term expires in 2016.          Advisors (corporate advisory services   Community Investment, Inc.
                                                            company) (1997 - 2004 and 2008 -        (privately held affordable
                                                            present); Interim Chief Executive       housing finance company) (1985
                                                            Officer, Oxford Analytica, Inc.         - 2010); Director of Oxford
                                                            (privately held research and            Analytica, Inc. (2008 -
                                                            consulting company) (2010); Executive   present); Director of The
                                                            Vice President and Chief Financial      Swiss Helvetia Fund, Inc.
                                                            Officer, I-trax, Inc. (publicly traded  (closed-end fund) (2010 -
                                                            health care services company) (2004 -   present); and Director of New
                                                            2007); and Executive Vice President     York Mortgage Trust (publicly
                                                            and Chief Financial Officer, Pedestal   traded mortgage REIT) (2004 -
                                                            Inc. (internet-based mortgage trading   2009, 2012 - present)
                                                            company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)    Class I Trustee since 2008.    William Joseph Maier Professor of       Trustee, Mellon Institutional
Trustee                      Term expires in 2014.          Political Economy, Harvard University   Funds Investment Trust and
                                                            (1972 - present)                        Mellon Institutional Funds
                                                                                                    Master Portfolio (oversaw 17
                                                                                                    portfolios in fund complex)
                                                                                                    (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 71

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                    Other Directorships
Position Held with the Trust Length of Service              Principal Occupation                   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Class I Trustee since 2007.    Founding Director, Vice President and  None
Trustee                      Term expires in 2014.          Corporate Secretary, The Winthrop
                                                            Group, Inc. (consulting firm) (1982 -
                                                            present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            present); and Manager of Research
                                                            Operations and Organizational
                                                            Learning, Xerox PARC, Xerox's advance
                                                            research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer (56)+          Class I Trustee since 2014.    Founding Partner and Chief Executive   Trustee, Alliance Bernstein
Trustee                      Term expires in 2014.          Officer, Alignment Financial Services  Mutual Funds (oversaw 92 funds
                                                            (investment management) (2013-         in fund complex) (2003-2008);
                                                            present); Chief Executive Officer and  Board of Overseers, Columbia
                                                            Director, GMO LLC (investment          Business School (2010-
                                                            management) (2009-2011); Executive     present); and Director, Alpha
                                                            Vice President, Alliance Bernstein LP  Parity LLC (hedge fund)
                                                            (investment management) (2000-2009);   (2013-present)
                                                            and Executive Vice President and
                                                            Director, Sanford C. Bernstein & Co.,
                                                            LLC (investment management)
                                                            (1989-2000)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Class II Trustee since 2007.   President and Chief Executive Officer, Director of New America High
Trustee                      Term expires in 2015.          Newbury, Piret & Company, Inc.         Income Fund, Inc. (closed-end
                                                            (investment banking firm) (1981 -      investment company) (2004 -
                                                            present)                               present); and member, Board of
                                                                                                   Governors, Investment Company
                                                                                                   Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------

+     Mr. Mayer resigned as a Trustee of the Trust effective May 18, 2014.

72 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                      Other Directorships
Position Held with the Trust  Length of Service               Principal Occupation                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*     Class III Trustee since 2013;   Chairman (2013 - present), Director,    None
Trustee, President, and       Class I Trustee from            CEO and President of PIM-USA (since
Chief Executive Offficer      2007-2013.                      February 2007); Chairman (2013 -
                              Term expires in 2016.           present), Director and President of
                                                              Pioneer and Pioneer Institutional
                                                              Asset Management, Inc. (since
                                                              February 2007); Executive Vice
                                                              President of all of the Pioneer Funds
                                                              (2007 - 2013); Director of PGAM (2007
                                                              - 2010); Head of New Europe Division,
                                                              PGAM (2000 - 2005); and Head of New
                                                              Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (55)*       Class II Trustee since 2014.    Director and Executive Vice President   None
Trustee                       Term expires in 2014.           (since 2008) and Chief Investment
                                                              Officer, U.S. (since 2010), of
                                                              PIM-USA; Executive Vice President of
                                                              Pioneer (since 2008); Executive Vice
                                                              President of Pioneer Institutional
                                                              Asset Management, Inc. (since 2009);
                                                              Portfolio Manager of Pioneer (since
                                                              1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Kingsbury and Mr. Taubes are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 73

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                    Other Directorships
Position Held with the Trust Length of Service              Principal Occupation                   Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Mark D. Goodwin (49)         Since 2014. Serves at the      Executive Vice President and Chief     None
Executive Vice President     discretion of the Board.       Operating Officer of Pioneer since
                                                            2005 and Executive Vice President of
                                                            all the Pioneer funds since 2014
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)   Since 2007. Serves at the      Vice President and Associate General   None
Secretary and Chief          discretion of the Board.       Counsel of Pioneer since January
Legal Officer                                               2008; Secretary and Chief Legal
                                                            Officer of all of the Pioneer Funds
                                                            since June 2010; Assistant Secretary
                                                            of all of the Pioneer Funds from
                                                            September 2003 to May 2010; and Vice
                                                            President and Senior Counsel of
                                                            Pioneer from July 2002 to December
                                                            2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)       Since 2010. Serves at the      Fund Governance Director of Pioneer    None
Assistant Secretary          discretion of the Board.       since December 2006 and Assistant
                                                            Secretary of all the Pioneer Funds
                                                            since June 2010; Manager - Fund
                                                            Governance of Pioneer from December
                                                            2003 to November 2006; and Senior
                                                            Paralegal of Pioneer from January
                                                            2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)            Since 2010. Serves at the      Senior Counsel of Pioneer since May    None
Assistant Secretary          discretion of the Board.       2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010;
                                                            Counsel of Pioneer from June 2007 to
                                                            May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)         Since 2008. Serves at the      Vice President - Fund Treasury of      None
Treasurer and Chief          discretion of the Board.       Pioneer; Treasurer of all of the
Financial and Accounting                                    Pioneer Funds since March 2008;
Officer of the Fund                                         Deputy Treasurer of Pioneer from
                                                            March 2004 to February 2008; and
                                                            Assistant Treasurer of all of the
                                                            Pioneer Funds from March 2004 to
                                                            February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)        Since 2007. Serves at the      Director - Fund Treasury of Pioneer;   None
Assistant Treasurer          discretion of the Board.       and Assistant Treasurer of all of the
                                                            Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                    Other Directorships
Position Held with the Trust Length of Service              Principal Occupation                   Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)           Since 2007. Serves at the      Fund Accounting Manager - Fund         None
Assistant Treasurer          discretion of the Board.       Treasury of Pioneer; and Assistant
                                                            Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)        Since 2009. Serves at the      Fund Administration Manager - Fund     None
Assistant Treasurer          discretion of the Board.       Treasury of Pioneer since November
                                                            2008; Assistant Treasurer of all of
                                                            the Pioneer Funds since January 2009;
                                                            and Client Service Manager -
                                                            Institutional Investor Services at
                                                            State Street Bank from March 2003 to
                                                            March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)         Since 2010. Serves at the      Chief Compliance Officer of Pioneer    None
Chief Compliance Officer     discretion of the Board.       and of all the Pioneer Funds since
                                                            March 2010; Director of Adviser and
                                                            Portfolio Compliance at Pioneer since
                                                            October 2005; and Senior Compliance
                                                            Officer for Columbia Management
                                                            Advisers, Inc. from October 2003 to
                                                            October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)         Since 2007. Serves at the      Director - Transfer Agency Compliance  None
Anti-Money Laundering        discretion of the Board.       of Pioneer and Anti-Money Laundering
Officer                                                     Officer of all the Pioneer funds since
                                                            2006
------------------------------------------------------------------------------------------------------------------------------------

              Pioneer Diversified High Income Trust | Annual Report | 4/30/14 75

                           This page for your notes.

76 Pioneer Diversified High Income Trust | Annual Report | 4/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                  1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                  Write to

General inquiries, lost dividend checks,             American Stock
change of address, lost stock certificates,          Transfer & Trust
stock transfer                                       Operations Center
                                                     6201 15(th) Ave.
                                                     Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                    American Stock
                                                     Transfer & Trust
                                                     Wall Street Station
                                                     P.O. Box 922
                                                     New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 21909-06-0614

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.


Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately
$42,076 in 2013 and $38,581 in 2014.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


There were no audit-related or other fees for 2013 and 2014.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,131 for 2013 and 2014, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


There were no audit-related or other fees for 2013 and 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended April 30, 2013 and 2014, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately
$8,290 in 2013 and $8,131 in 2014.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

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

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

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

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.




ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2014. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Charles Melchreit    Other Registered Investment                     $13,707,661
                     Companies                                 11                                  N/A              N/A
                                                                     $ 5,330,609
                     Other Pooled Investment Vehicles           4                                  N/A              N/A
                                                                     $ 2,162,236
-------------------
                     Other Accounts                             9                                  N/A              N/A
                     ----------------------------------        --    -----------        ----------------      ---------
Andrew Feltus        Other Registered                                $13,661,991
                     Investment Companies                      12                                  N/A              N/A
                                                                          11,486,126                          6,695,363
                     Other Pooled Investment Vehicles           7                                    1
                                                                           2,461,217
-------------------
                     Other Accounts                             7                                  N/A              N/A
                     ----------------------------------        --    -----------        ----------------      ---------
Jonathan Sharkey     Other Registered Investment                     $ 3,429,835
                     Companies                                  3                                  N/A              N/A
                     Other Pooled Investment Vehicles           0    $         0                   N/A              N/A
                     Other Accounts                             0    $         0                   N/A              N/A
-------------------  ----------------------------------        --    -----------        ----------------      ---------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch Global High Yield and Emerging Markets Index and the CSFB Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS
The following table indicates as of April 30, 2014 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Charles Melchreit            A
---------------------------  ---------------------
Andrew Feltus                E
---------------------------  ---------------------
Jonathan Sharkey             B
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

  - The significant investment strategies for Pioneer Diversified High Income Trust (a closed-end fund) and certain other similarly managed accounts with investment objectives of a high level of current income, with a potential for capital appreciation as a secondary objective. The fund invests in a unique blend of higher yielding asset classes, including global high yield bonds, leveraged bank loans and event-linked bonds (cat bonds).

Under normal market conditions, the fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. The fund allocates its investments principally among three sectors of the fixed income securities markets: (i) below investment grade debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets ("global high yield debt securities"), (ii) floating rate loans and
(iii) "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds.

PIM believes that this actively managed, diversified portfolio of asset classes
- global high yield debt securities, floating rate loans and event-linked bonds
- may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile. Specifically, the floating rate feature of both floating rate loans and event-linked bonds serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of event-linked bonds to the diversified portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the fund's investments in event-linked bonds offer investors access to a unique asset class that otherwise may be unavailable to them.

The fund does not have a policy of maintaining a specific average credit quality or a targeted maturity range for its portfolio. The fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.

PIM is responsible for managing the fund's overall investment program, including allocating the fund's investments among the different asset classes and managing the fund's investments in global high income debt securities and floating rate loans. PIM considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. PIM selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. PIM also employs due diligence and fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. PIM may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objectives. PIM makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, PIM relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

The fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. Leverage creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the fund and the value of assets serving as asset coverage for the preferred shares.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date June 27, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date June 27, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 27, 2014

* Print the name and title of each signing officer under his or her signature.